UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2018

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2018

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Emerging Opportunity Fund
Osterweis Total Return Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedules of Investments for complete Fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index reflects the reinvestment of dividends and/or interest income and is not available for investment.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 2000 Growth Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit growth characteristics.

The Russell 2000 Value Index is a market capitalization weighted index representing those stocks within the approximately 2000 smallest companies in the universe of U.S. equities that exhibit a value probability.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of approximately 20 developed markets in Europe, Australasia, and Far East (excluding the U.S. & Canada).

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of approximately 20 emerging markets.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

All return and currency figures are shown in USD.

A basis point is a unit that is equal to 1/100th of 1%.

Treasury inflation protected securities (TIPS) refer to a treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.

Duration measures the sensitivity of a fixed income security’s price (or the aggregate market value of a portfolio of fixed income securities) to changes in interest rates. Fixed income securities with longer durations generally have more volatile prices than those of comparable quality with shorter durations.

A spread is the difference between the bid and the ask price of a security or asset. It can also refer to an options position established by purchasing one option and selling another option of the same class but of a different series.

Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period.

Non-investment grade is low-quality notes or bonds that may be in danger of default because of the relatively high levels of debt that the issuing company has relative to the amount of equity.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

Earnings growth is not representative of the Fund’s future performance.

The Osterweis Funds are available by prospectus only. The Osterweis Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectuses contain this and other important information about the Funds. You may obtain a summary or statutory prospectus by calling toll free at (866) 236-0050. Please read the prospectus carefully before investing to ensure the Fund is appropriate for your goals and risk tolerance.

Osterweis Capital Management is the adviser to the Osterweis Funds, which are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	3
Fund Overview	4
Schedule of Investments	5
Osterweis Strategic Income Fund
Portfolio Managers’ Review	7
Fund Overview	8
Schedule of Investments	9
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	14
Fund Overview	16
Schedule of Investments	17
Osterweis Emerging Opportunity Fund
Portfolio Managers’ Review	22
Fund Overview	23
Schedule of Investments	24
Osterweis Total Return Fund
Portfolio Managers’ Review	25
Fund Overview	26
Schedule of Investments	27
Financial Statements
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets
Osterweis Fund	33
Osterweis Strategic Income Fund	34
Osterweis Strategic Investment Fund	35
Osterweis Emerging Opportunity Fund	36
Osterweis Total Return Fund	37
Financial Highlights
Osterweis Fund	38
Osterweis Strategic Income Fund	39
Osterweis Strategic Investment Fund	40
Osterweis Emerging Opportunity Fund	41
Osterweis Total Return Fund	42
Notes to Financial Statements	43
Expense Examples	54
Additional Information	56
Approval of Investment Advisory Agreements	57
Privacy Notice	60

Letter from the Chief Investment Officer

October 18, 2018

During the third quarter, the U.S. economy continued to expand, and inflation remained relatively benign. The Federal Reserve (the Fed) revised interest rates modestly, as expected, and the stock market (as measured by the S&P 500 Index) rose another 8%. The U.S. economy is now the strongest economy globally and all signs point to continued growth. Nonetheless, nine years into the expansion it is time to ask some hard questions. First, can inflation remain subdued or will labor shortages push wages up to the point where companies need to start raising prices more aggressively in order to maintain profits? Second, if inflation does accelerate sharply, will the Fed raise interest rates high enough to choke off the recovery and push the economy into recession? Third, will the trade wars result in lower tariffs or will they spiral out of control and seriously disrupt economic growth? Fourth, if the economy does experience an acceleration in inflation or a slowdown in profit growth, can the stock market avoid a correction given extended valuations? Fifth, on the political front, if the Democrats sweep the midterm elections, will the market worry about the possibility that a progressive might gain the presidency in 2020 and reverse many of Trump’s pro-business policies?

We have addressed some of these questions previously and will look at them again and opine on others. It is often said that bull markets climb a wall of worry, so the fact that we are worried about a myriad of issues may not be such a bad thing and may, in fact, be a contra-indicator. Let’s look at each of these questions.

With unemployment now below 4%, labor shortages are showing up in a number of industries causing employers to offer higher wages in order to attract workers, and many local governments have begun to mandate higher minimum wages. Amazon recently announced that it will pay all its workers a minimum of $15 per hour, double the U.S. legal minimum wage. There are sporadic reports of companies suffering margin degradation because of higher labor and transportation costs, but so far nothing systemic. Because technology continues to exert downward pressure on end-prices, inflation in the form of a wage/price spiral has yet to take off. On the other hand, rising employment coupled with rising wages has bolstered consumer incomes and confidence. Since the consumer represents some 67% of final demand, the economy is purring along.

As a result of the current pace of inflation, the Fed is normalizing monetary policy and interest rates at a pace consistent with continued economic growth. Typically, the stock market continues to rise in such an environment; however, there will come a time when good news (economic growth) becomes bad news (interest rates are too high). We remain vigilant for changes in sentiment.

At this point, how and when the trade wars are resolved remains an unknown. Higher tariffs are generally thought to be inflationary and to have a dampening effect on growth. Whether the tariff battle ultimately leads to a successful renegotiation of trade terms and lower tariffs or whether it spirals out of control and leaves us with higher tariffs and shrinking trade is indeterminate at this point. All we can say is “stay tuned.”

The next issue is whether equity valuations, which are somewhat above long-term levels, are vulnerable to a correction. Higher interest rates typically lead to lower valuation, but not necessarily if profits are still rising. So as long as the economy continues to expand, and profits grow, the stock market should move higher. Unless, of course, something out of left field spooks it!

We think that something could come from the political arena. If the Democrats achieve a sweep in the midterm elections, the market could start to worry about the possibility that a far-left progressive could win the presidency in 2020 and reverse Trump’s pro-business policies of lower corporate taxes and less burdensome regulations. Since these policies have supported corporate profits and propelled the stock market higher, any reversal could be expected to push it lower.

The stock market is currently experiencing a correction, which reflects all the economic concerns we discussed. It also reflects a slowdown in growth in Europe, China and emerging markets. We believe this is a temporary, normal part of the market cycle and not the beginning of a real bear market. While U.S. Gross Domestic Product growth may be slowing, it is not going negative. The same is true of U.S. corporate profits. As a result, as the stock market correction runs its course, it should create some very attractive opportunities to acquire equities at compelling valuations.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2018 to September 30, 2018, the Osterweis Fund (the “Fund”) generated a total return of 8.15% versus 11.41% for the S&P 500 Index (the “S&P 500”). (Please see standardized performance in the table following this review.)

Market Review

The past six months were favorable for domestic equity markets. Despite ongoing uncertainty around the U.S. – China trade dispute and rising interest rates, all the major U.S. stock indices finished the period higher than where they started. Global equities, on the other hand, struggled. Developed markets, as measured by the MSCI EAFE Index, finished the last six months up just 0.44%, and emerging markets, as measured by MSCI Emerging Markets Index, finished down -8.73%.

Portfolio Review

For the six-month period ending September 30, 2018, the Fund trailed the S&P 500. Although our equities did well on an absolute basis, with each sector in the Fund delivering positive returns, security selection relative to the benchmark accounted for most of our underperformance. In upwardly biased markets we do not expect to keep up with the benchmark due to our conservative approach.

Several sectors in the Fund delivered positive returns on both a relative and absolute basis, including Financials, Materials, Energy, Consumer Staples and Industrials. On the downside, Health Care was our worst performing sector versus the index, followed by Information Technology and Consumer Discretionary.

Sector weighting also was a slight drag on performance, as we were overweight a few of the lesser performing sectors in the benchmark, including Materials, Industrials and Real Estate. In addition, we were underweight two of the best performing sectors in the benchmark, Information Technology and Consumer Discretionary.

Our cash holding, which averaged 4% during the timespan, accounted for a small portion of the underperformance but provides flexibility to add new names rapidly when attractive opportunities present themselves.

Outlook & Portfolio Positioning

The U.S. economy is now the strongest economy globally and all signs point to continued growth. Nonetheless, we are monitoring several key variables that could alter the trajectory, including inflation, rising rates, and the ongoing global trade disputes. Given these unknowns, we continue to focus our investment activity on companies with clear paths to growth, especially those that are not dependent on overall macro trends. Included in this list are certain technology firms benefitting from long-term secular trends such as the shift to cloud computing. We also like firms undergoing restructurings aimed at unlocking hidden value. Additionally, we continually search for firms with strong or rapidly improving balance sheets enabling them to take advantage of temporary dislocations by snapping up weakened competitors at bargain prices.

____________________

Mutual fund investing involves risk. Principal loss is possible.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2018

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	8.15%	9.41%	8.93%	5.91%	8.12%	8.13%	10.18%
S&P 500 Index	11.41	17.91	17.31	13.95	11.97	9.65	9.79
Gross/Net Expense Ratio as of 3/31/2018: 1.15%/0.96%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio. The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 1993 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector.  Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	6.5%
Enterprise Products Partners L.P.	4.5
Microsoft Corp.	4.0
Boeing Co.	3.7
Danaher Corp.	3.4
JPMorgan Chase & Co.	3.4
DowDuPont, Inc.	3.4
Univar, Inc.	3.4
ServiceMaster Global Holdings, Inc.	3.2
Air Lease Corp.	3.2
Total	38.7%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Common Stocks: 90.9%

Aerospace & Defense: 3.7%
14,510	Boeing Co.	$5,396,269

Banks: 3.4%
43,850	JPMorgan Chase & Co.	4,948,034

Capital Markets: 2.0%
65,510	Brookfield Asset
	Management, Inc. – Class A	2,917,160

Chemicals: 5.7%
75,765	DowDuPont, Inc.	4,872,447
51,795	RPM International, Inc.	3,363,567
		8,236,014
Commercial Services & Supplies: 2.9%
51,640	Waste Connections, Inc.	4,119,323

Computers & Peripherals: 2.8%
18,145	Apple, Inc.	4,096,052

Diversified Consumer Services: 3.2%
75,035	ServiceMaster Global
	Holdings, Inc.[1]	4,654,421

Electric Utilities: 3.1%
26,540	NextEra Energy, Inc.	4,448,104

Equity Real Estate Investment Trusts – REITS: 7.1%
34,180	Crown Castle International Corp.	3,805,259
28,435	Digital Realty Trust, Inc.	3,198,369
149,525	VICI Properties, Inc.	3,232,731
		10,236,359
Food & Staples Retailing: 3.0%
140,455	US Foods Holding Corp.[1]	4,328,823

Food Products: 2.4%
35,367	Post Holdings, Inc.[1]	3,467,381

Health Care Equipment & Supplies: 8.6%
45,685	Danaher Corp.	4,964,132
106,000	Hologic, Inc.[1]	4,343,880
11,555	Teleflex, Inc.	3,074,670
		12,382,682
Industrial Conglomerates: 1.0%
6,895	3M Co.	1,452,845

Interactive Media & Services: 9.2%
7,919	Alphabet, Inc. – Class C1	9,451,089
23,495	Facebook, Inc. Class A1	3,863,988
		13,315,077
IT Services: 4.2%
36,445	Cognizant Technology
	Solutions Corp. – Class A	2,811,732
22,030	Visa, Inc. – Class A	3,306,482
		6,118,214
Life Sciences Tools & Services: 1.7%
34,105	Agilent Technologies, Inc.	2,405,767

Machinery: 2.2%
72,490	Pentair Plc	3,142,441

Media: 2.6%
11,595	Charter Communications,
	Inc. – Class A1	3,778,579

Pharmaceuticals: 6.2%
31,845	Bayer AG – ADR	705,048
26,330	Johnson & Johnson	3,638,016
53,125	Novartis AG – ADR	4,577,250
		8,920,314
Professional Services: 2.8%
74,845	IHS Markit Ltd.[1]	4,038,636

Semiconductors & Semiconductor Equipment: 1.5%
27,515	Microchip Technology, Inc.	2,171,209

Software: 5.0%
50,475	Microsoft Corp.	5,772,826
15,110	Synopsys, Inc.[1]	1,489,997
		7,262,823
Trading Companies & Distributors: 6.6%
100,271	Air Lease Corp.	4,600,434
158,470	Univar, Inc.[1]	4,858,690
		9,459,124
Total Common Stocks
(Cost $97,748,359)		131,295,651

Partnerships & Trusts: 4.5%

Oil, Gas & Consumable Fuels: 4.5%
225,690	Enterprise Products Partners L.P.	6,484,074
Total Partnerships & Trusts
(Cost $61,282)		6,484,074

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount	Value
Bonds: 1.4%
Corporate Bonds: 1.4%

Food Products: 1.4%
Tyson Foods, Inc.
$2,000,000	2.762% (3 Month LIBOR
USD + 0.450%), 08/21/2020[2]	$2,001,726
Total Corporate Bonds
(Cost $2,000,766)	2,001,726
Total Bonds
(Cost $2,000,766)	2,001,726

Shares
Short-Term Investments: 1.0%

Money Market Funds: 1.0%
1,503,678	Federated U.S. Treasury
Cash Reserves – Class I, 1.919%[3]	1,503,678
Total Money Market Funds
(Cost $1,503,678)	1,503,678
Total Short-Term Investments
(Cost $1,503,678)	1,503,678
Total Investments in Securities: 97.8%
(Cost $101,314,085)	141,285,129
Other Assets in Excess of Liabilities: 2.2%	3,154,957
Total Net Assets: 100.0%	$144,440,086

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
REITS – Real Estate Investment Trusts
USD – United States Dollar
[1]	Non-income producing security.
[2]	Variable rate security; rate shown is the rate in effect on September 30, 2018.
[3]	Annualized seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2018, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 2.33%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned -0.14% over the same period. (Please see standardized performance in the table following this review.) The Fund also outperformed the Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 0.00% over the same period1.

Market Review

The past six months were an extension of the benign, post-Crisis credit cycle, featuring no major disruptions or concerns. The third quarter was particularly prosperous, with a number of asset classes and markets closing at or near their highs. At the same time, 10-year U.S. Treasury yields increased from 2.73% to 3.06%, which was challenging for the major fixed income indices. The Federal Reserve raised rates twice during the period, but they were both announced well in advance and did not cause distress in the markets.

Portfolio Review

For the six months ending September 30, 2018, sector allocation, duration management and issue selection all boosted performance versus the BC Univ, with sector allocation as the major driver that added over 200 basis points (2%) to relative returns.

Our investments in high yield accounted for a substantial portion of the value added from sector allocation. During the period, high yield easily outperformed all other sectors within the benchmark. That, combined with our significant overweight in this sector (with an average allocation of about 70% over the past six months vs. the BC Univ’s 5%), improved our relative performance considerably. In addition, our convertibles proved to be a favorable allocation and notched a double-digit gain. A few equity securities received from corporate actions further contributed to the Fund’s outperformance.

Our shorter duration profile, and hence lower interest rate exposure, also benefited the Fund’s relative returns. Over the course of the past half year, the Treasury yield curve rose, generally hurting fixed income results, particularly longer dated issues. Treasury and corporate bonds, both investment grade and high yield, saw performance worsen as we moved up the maturity ladder. As a result, our protective interest rate positioning served the Fund well on both an absolute and relative basis.

Issue selection also gave the Fund another leg up, thanks mostly to our high yield securities. These numbered more than 100, the vast majority of which finished in positive territory. Our security selection in the investment grade sector even gave the Fund a little boost despite the small allocation. In fact, we delivered a nice solid gain here while the benchmark counterpart suffered a loss.

Outlook & Portfolio Positioning

Although the economy continues to grow, we see three potential headwinds – rising interest rates, higher inflation and the ongoing trade dispute with China – that could alter its trajectory. Accordingly, we have been investing in a combination of shorter-duration high yield bonds supplemented with a few select convertible bonds and investment-grade floating rate notes. This mix of assets should allow us to participate in the economic growth we are enjoying while still providing a buffer against increasing interest rates. We are also using commercial paper for part of our cash position, as it offers more attractive yields. As our longtime investors know very well by now, we are patient investors with an eye to managing our investments over the entire economic cycle.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2018

	Six Months						Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	10 Yr.	15 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	2.33%	3.69%	5.84%	4.28%	6.52%	6.23%	6.77%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14	-1.22	1.31	2.16	3.77	3.78	3.96
Gross Expense Ratio as of 3/31/2018: 0.88%1
[1]	As of most recent Prospectus dated June 30, 2018. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 30, 2002 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Holdings (% of Net Assets)
Lundin Mining Corp., 7.875%	2.1%
Consolidated Energy Finance SA, 6.084%	1.6
Teck Resources Ltd., 8.500%	1.5
Avation Capital SA, 6.500%	1.5
XPO Logistics, Inc., 6.500%	1.5
Unisys Corp., 10.750%	1.5
DISH DBS Corp., 5.125%	1.5
Carrols Restaurant Group, Inc., 8.000%	1.4
Century Aluminum Co., 7.500%	1.3
AK Steel Corp., 7.625%	1.3
Total	15.2%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Common Stocks: 2.6%

Food & Staples Retailing: 1.1%
1,836,308	Southeastern Grocers, Inc.[1,2,3]	$71,616,012

Machinery: 0.9%
2,193,707	Blue Bird Corp.[2,3]	53,745,822

Metals & Mining: 0.6%
823	Real Alloy Holding, Inc.[1,2]	36,489,855
Total Common Stocks
(Cost $171,741,961)		161,851,689

Convertible Preferred Stocks: 1.2%

Machinery: 0.3%
90,675	Blue Bird Corp., 7.625%[3,7]	19,175,949

Road & Rail: 0.9%
490,000	Daseke, Inc., 7.625%[3,7]	53,706,842
Total Convertible Preferred Stocks
(Cost $58,067,500)		72,882,791

Principal
Amount
Bonds: 82.1%
Corporate Bonds: 77.0%

Aerospace & Defense: 3.6%
	ADS Tactical, Inc.
$67,304,000	9.000%, 12/31/2023[1,3,7]	68,481,483
	General Dynamics Corp.
13,000,000	2.718% (3 Month LIBOR
	USD + 0.380%), 05/11/2021[4]	13,092,158
	Kratos Defense &
	Security Solutions, Inc.
31,250,000	6.500%, 11/30/2025[7]	32,235,938
	Spirit AeroSystems, Inc.
45,356,000	3.134% (3 Month LIBOR
	USD + 0.800%), 06/15/2021[4]	45,458,545
	TransDigm, Inc.
63,747,000	5.500%, 10/15/2020	63,906,368
		223,174,492
Air Freight & Logistics: 1.5%
	XPO Logistics, Inc.
88,821,000	6.500%, 06/15/2022[7]	92,040,761
2,500,000	6.125%, 09/01/2023[7]	2,600,000
		94,640,761
Airlines: 3.1%
	Allegiant Travel Co.
75,502,000	5.500%, 07/15/2019	76,634,530
	American Airlines 2012-2
	Class C Pass Through Trust
75,500,000	4.700%, 06/03/2021	74,947,264
	United Continental Holdings, Inc.
41,846,000	4.250%, 10/01/2022	41,479,848
		193,061,642
Auto Components: 0.9%
	American Axle &
	Manufacturing, Inc.
15,443,000	7.750%, 11/15/2019	16,099,328
19,668,000	6.625%, 10/15/2022	20,110,530
21,500,000	6.250%, 03/15/2026	21,177,500
		57,387,358
Automobiles: 1.3%
	Harley-Davidson
	Financial Services, Inc.
24,000,000	2.812% (3 Month LIBOR
	USD + 0.500%), 05/21/2020[4,7]	24,092,692
	Jaguar Land Rover Automotive Plc
30,412,000	4.125%, 12/15/2018[7]	30,470,543
25,230,000	4.250%, 11/15/2019[7]	25,293,075
		79,856,310
Beverages: 1.0%
	Beverages & More, Inc.
60,000,000	11.500%, 06/15/2022[7]	48,300,000
	Cott Holdings, Inc.
14,050,000	5.500%, 04/01/2025[7]	13,751,438
		62,051,438
Building Products: 3.1%
	Cleaver-Brooks, Inc.
58,723,000	7.875%, 03/01/2023[7]	60,191,075
	Gibraltar Industries, Inc.
13,125,000	6.250%, 02/01/2021	13,223,438
	Griffon Corp.
66,798,000	5.250%, 03/01/2022	66,297,015
	PGT Escrow Issuer, Inc.
49,750,000	6.750%, 08/01/2026[7]	51,740,000
		191,451,528
Capital Markets: 1.5%
	Donnelley Financial Solutions, Inc.
31,000,000	8.250%, 10/15/2024	32,801,875
	Oppenheimer Holdings, Inc.
59,000,000	6.750%, 07/01/2022	60,180,000
		92,981,875

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Chemicals: 2.3%
	CF Industries, Inc.
$2,728,000	7.125%, 05/01/2020	$2,884,860
	Consolidated Energy Finance SA
101,225,000	6.084% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[4,7]	101,261,756
34,500,000	6.875%, 06/15/2025[7]	35,966,250
		140,112,866
Commercial Services & Supplies: 5.3%
	GFL Environmental, Inc.
49,000,000	5.625%, 05/01/2022[7]	47,652,500
	Harland Clarke Holdings Corp.
59,000,000	8.375%, 08/15/2022[7]	56,861,250
	LSC Communications, Inc.
66,291,000	8.750%, 10/15/2023[7]	67,202,501
	Quad/Graphics, Inc.
61,528,000	7.000%, 05/01/2022	62,604,740
	R.R. Donnelley & Sons Co.
26,875,000	7.875%, 03/15/2021	28,655,469
22,311,000	8.875%, 04/15/2021	24,207,435
12,428,000	7.000%, 02/15/2022	12,862,980
20,200,000	6.500%, 11/15/2023	20,301,000
	Wrangler Buyer Corp.
6,000,000	6.000%, 10/01/2025[7]	5,790,000
		326,137,875
Construction & Engineering: 2.0%
	Michael Baker International LLC
79,000,000	8.750%, 03/01/2023[7]	79,592,500
	Tutor Perini Corp.
5,760,000	2.875%, 06/15/2021	5,889,600
38,509,000	6.875%, 05/01/2025[7]	39,664,270
		125,146,370
Construction Materials: 0.2%
	Vulcan Materials Co.
15,000,000	2.934% (3 Month LIBOR
	USD + 0.600%), 06/15/2020[4]	15,042,418

Consumer Finance: 4.5%
	Ally Financial, Inc.
49,000,000	3.250%, 11/05/2018	49,000,000
74,349,000	8.000%, 12/31/2018	75,185,426
	American Express Co.
39,000,000	2.837% (3 Month LIBOR
	USD + 0.525%), 05/17/2021[4]	39,228,125
	Enova International, Inc.
66,224,000	9.750%, 06/01/2021	69,468,976
41,500,000	8.500%, 09/01/2024[3,7]	41,811,250
	Fifth Third Bank
7,000,000	2.775% (3 Month LIBOR
	USD + 0.440%), 07/26/2021[4]	7,016,028
		281,709,805
Diversified Financial Services: 0.2%
	Aviation Capital Group LLC
14,420,000	3.013% (3 Month LIBOR
	USD + 0.670%), 07/30/2021[4,7]	14,476,422

Electrical Equipment: 0.9%
	Power Solutions International, Inc.
53,000,000	6.500%, 01/01/2020 (Next Step-up:
	7.500%, 10/01/2018)[1,3,7,8]	53,554,009

Energy Equipment & Services: 1.1%
	McDermott Technology
	Americas, Inc. / McDermott
	Technology U.S., Inc.
65,042,000	10.625%, 05/01/2024[7]	69,757,545

Equity Real Estate Investment Trusts – REITS: 0.5%
	SL Green Operating Partnership L.P.
28,000,000	3.345% (3 Month LIBOR
	USD + 0.980%), 08/16/2021[4]	28,037,355

Food & Staples Retailing: 1.6%
	Cumberland Farms, Inc.
29,420,000	6.750%, 05/01/2025[7]	30,229,050
	KeHE Distributors LLC
70,507,000	7.625%, 08/15/2021[7]	68,215,522
	Tops Holding / Tops Markets II
61,582,000	9.000%, 03/15/2021[1,3,5,7]	2,797,732
		101,242,304
Food Products: 2.4%
	Dean Foods Co.
67,246,000	6.500%, 03/15/2023[7]	63,446,601
	Simmons Foods, Inc.
18,250,000	7.750%, 01/15/2024[7]	18,980,000
71,329,000	5.750%, 11/01/2024[7]	55,012,491
	Tyson Foods, Inc.
10,000,000	2.762% (3 Month LIBOR
	USD + 0.450%), 08/21/2020[4]	10,008,631
		147,447,723
Health Care Providers & Services: 2.2%
	Centene Corp.
75,508,000	5.625%, 02/15/2021	77,018,160
	Halfmoon Parent, Inc.
58,500,000	2.984% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[4,7]	58,594,411
		135,612,571

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Hotels, Restaurants & Leisure: 3.2%
	Carrols Restaurant Group, Inc.
$83,161,000	8.000%, 05/01/2022	$86,824,242
	International Game Technology
47,255,000	5.500%, 06/15/2020	48,081,962
	Scientific Games International, Inc.
60,577,000	10.000%, 12/01/2022	64,363,063
		199,269,267
Household Durables: 1.6%
	AV Homes, Inc.
34,478,000	6.625%, 05/15/2022	35,648,528
	The New Home Co., Inc.
64,959,000	7.250%, 04/01/2022	66,582,975
		102,231,503
Industrial Conglomerates: 1.4%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
58,109,000	6.000%, 08/01/2020	59,237,477
28,700,000	6.250%, 02/01/2022	29,489,250
		88,726,727
IT Services: 3.5%
	Alliance Data Systems Corp.
33,645,000	5.875%, 11/01/2021[7]	34,402,012
18,600,000	5.375%, 08/01/2022[7]	18,809,250
	First Data Corp.
69,253,000	7.000%, 12/01/2023[7]	72,282,819
	Unisys Corp.
81,280,000	10.750%, 04/15/2022[7]	91,744,800
		217,238,881
Leisure Products: 1.0%
	American Outdoor Brands Corp.
63,250,000	5.000%, 08/28/2020[1,3,7]	63,350,251

Machinery: 2.6%
	MAI Holdings, Inc.
23,500,000	9.500%, 06/01/2023[7]	24,557,500
	Navistar International Corp.
64,250,000	6.625%, 11/01/2025[7]	67,141,250
	Wabash National Corp.
8,750,000	5.500%, 10/01/2025[7]	8,378,125
	Wabtec Corp.
19,000,000	3.382% (3 Month LIBOR
	USD + 1.050%), 09/15/2021[4]	19,041,440
	Welbilt, Inc.
38,534,000	9.500%, 02/15/2024	42,291,065
		161,409,380
Media: 2.9%
	DISH DBS Corp.
35,730,000	7.875%, 09/01/2019	37,077,378
89,747,000	5.125%, 05/01/2020	90,754,859
	Meredith Corp.
52,250,000	6.875%, 02/01/2026[7]	53,686,875
		181,519,112
Metals & Mining: 8.3%
	AK Steel Corp.
79,700,000	7.625%, 10/01/2021	81,592,875
	Century Aluminum Co.
81,766,000	7.500%, 06/01/2021[7]	82,992,490
	Coeur Mining, Inc.
31,000,000	5.875%, 06/01/2024	29,643,750
	Hecla Mining Co.
79,549,000	6.875%, 05/01/2021	79,996,463
	Lundin Mining Corp.
123,193,000	7.875%, 11/01/2022[7]	128,782,882
	Northwest Acquisitions ULC /
	Dominion Finco, Inc.
1,900,000	7.125%, 11/01/2022[7]	1,947,500
	Real Alloy Holding, Inc.
14,750,000	12.321%, 05/31/2023[1,3]	14,750,000
	Teck Resources Ltd.
84,863,000	8.500%, 06/01/2024[7]	93,137,143
		512,843,103
Oil, Gas & Consumable Fuels: 4.6%
	Calumet Specialty
	Products Partners L.P.
13,293,000	6.500%, 04/15/2021	13,293,000
12,014,000	7.625%, 01/15/2022	12,104,105
47,758,000	7.750%, 04/15/2023	47,996,790
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
71,637,000	6.750%, 08/01/2022	73,427,925
	Global Partners / GLP Finance Corp.
52,571,000	6.250%, 07/15/2022	52,571,000
	NGL Energy Partners L.P.
59,155,000	5.125%, 07/15/2019	59,672,606
27,380,000	6.875%, 10/15/2021	27,893,478
		286,958,904
Paper & Forest Products: 0.6%
	Resolute Forest Products, Inc.
33,436,000	5.875%, 05/15/2023	34,355,490

Pharmaceuticals: 0.7%
	Bayer U.S. Finance II LLC
44,975,000	3.003% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[4,7]	45,167,395

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Road & Rail: 0.9%
	Herc Rentals, Inc.
$55,298,000	7.500%, 06/01/2022[7]	$58,754,125

Semiconductors & Semiconductor Equipment: 0.2%
	Microchip Technology, Inc.
10,000,000	3.922%, 06/01/2021[7]	9,947,640

Specialty Retail: 2.5%
	Caleres, Inc.
56,522,000	6.250%, 08/15/2023	58,217,660
	KGA Escrow LLC
63,500,000	7.500%, 08/15/2023[7]	66,040,000
	Penske Automotive Group, Inc.
32,494,000	3.750%, 08/15/2020	32,331,530
		156,589,190
Textiles, Apparel & Luxury Goods: 0.9%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
53,800,000	7.500%, 05/01/2025[7]	52,858,500

Tobacco: 0.7%
	Pyxus International, Inc.
44,000,000	9.875%, 07/15/2021	42,955,000

Trading Companies & Distributors: 2.2%
	Avation Capital SA
91,500,000	6.500%, 05/15/2021[7]	92,186,250
	Fly Leasing Ltd.
34,050,000	6.375%, 10/15/2021	35,156,625
10,000,000	5.250%, 10/15/2024	9,662,500
		137,005,375
Total Corporate Bonds
(Cost $4,835,247,955)		4,784,062,510

Convertible Bonds: 4.7%

Auto Components: 0.4%
	Horizon Global Corp.
33,222,000	2.750%, 07/01/2022	24,942,945

Consumer Finance: 0.3%
	EZCORP, Inc.
9,625,000	2.125%, 06/15/2019	9,561,716
9,750,000	2.375%, 05/01/2025[7]	8,993,497
		18,555,213
Electronic Equipment,
Instruments & Components: 0.3%
	OSI Systems, Inc.
20,000,000	1.250%, 09/01/2022	19,164,120

Health Care Providers & Services: 0.5%
	Aceto Corp.
42,164,000	2.000%, 11/01/2020	32,132,383

IT Services: 0.5%
	Unisys Corp.
15,050,000	5.500%, 03/01/2021	33,101,346

Machinery: 1.4%
	Chart Industries, Inc.
16,000,000	1.000%, 11/15/2024[7]	22,840,800
	Navistar International Corp.
61,345,000	4.500%, 10/15/2018	61,381,807
		84,222,607
Metals & Mining: 0.6%
	Cleveland-Cliffs, Inc.
21,050,000	1.500%, 01/15/2025	34,592,181

Semiconductors & Semiconductor Equipment: 0.4%
	Cree, Inc.
24,500,000	0.875%, 09/01/2023[7]	22,539,093
	Rambus, Inc.
5,000,000	1.375%, 02/01/2023[7]	4,509,640
		27,048,733
Thrifts & Mortgage Finance: 0.3%
	EZCORP, Inc.
16,285,000	2.875%, 07/01/2024	20,281,258
Total Convertible Bonds
(Cost $268,406,500)		294,040,786

Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
	HAS Capital Income
	Opportunity Fund II
21,807,000	8.000%, 12/31/2024
	(Cost $21,807,000,
	Acquisition Date
	06/10/2016, 09/19/2016)[1,3,4,9]	21,914,705
Total Private Mortgage Backed Obligations
(Cost $21,807,000)		21,914,705
Total Bonds
(Cost $5,125,461,455)		5,100,018,001

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Short-Term Investments: 12.8%

Money Market Funds: 4.3%
134,823,289	Federated U.S. Treasury Cash
	Reserves – Class I, 1.920%[6]	$134,823,289
134,823,290	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 1.923%[6]	134,823,290
		269,646,579
Total Money Market Funds
(Cost $269,646,579)		269,646,579

Principal
Amount
Commercial Paper: 8.5%

Aerospace & Defense: 0.5%
	Northrop Grumman Corp.
$30,000,000	2.295%, 10/03/2018[10]	29,990,200

Auto Components: 0.5%
	Magna International, Inc.
30,000,000	2.455%, 10/19/2018[7,10]	29,957,668

Automobiles: 1.2%
	Ford Motor Credit Co. LLC
50,000,000	2.405%, 10/11/2018[7,10]	49,950,618
	VW Credit, Inc.
26,907,000	2.354%, 10/17/2018[7,10]	26,872,335
		76,822,953
Beverages: 0.8%
	Keurig Dr. Pepper, Inc.
48,000,000	2.306%, 10/09/2018[7,10]	47,964,946

Chemicals: 2.0%
	Eastman Chemical Co.
50,000,000	2.335%, 10/22/2018[7,10]	49,918,633
	EI du Pont de Nemours & Co.
25,000,000	2.287%, 10/29/2018[7,10]	24,948,635
	Nutrien Ltd.
50,000,000	2.325%, 10/01/2018[7,10]	49,988,771
		124,856,039
Food & Staples Retailing: 0.4%
	Walgreens Boots Alliance, Inc.
23,000,000	2.335%, 10/15/2018[7,10]	22,973,466

Hotels, Restaurants & Leisure: 1.2%
	Marriott International, Inc.
25,000,000	2.396%, 10/31/2018[7,10]	24,943,900
	Royal Caribbean Cruises Ltd.
25,000,000	2.613%, 10/02/2018[7,10]	24,993,483
22,000,000	2.656%, 10/05/2018[7,10]	21,989,883
		71,927,266
Household Products: 0.3%
	Clorox Co.
20,250,000	2.354%, 10/22/2018[7,10]	20,217,047

Trading Companies & Distributors: 0.8%
	Aviation Capital Group LLC
25,000,000	2.384%, 10/18/2018[7,10]	24,966,278
	Hitachi Capital America Corp.
25,000,000	2.506%, 10/29/2018[10]	24,947,343
		49,913,621
Water Utilities: 0.8%
	Bunge Asset Funding Corp.
50,000,000	2.405%, 10/19/2018[7,10]	49,928,746
Total Commercial Paper
(Cost $524,674,782)		524,551,952
Total Short-Term Investments
(Cost $794,321,361)		794,198,531
Total Investments in Securities: 98.7%
(Cost $6,149,592,277)		6,128,951,012
Other Assets in Excess of Liabilities: 1.3%		80,980,569
Total Net Assets: 100.0%		$6,209,931,581

LIBOR – London Interbank Offered Rate
REITS – Real Estate Investment Trusts
USD – United States Dollar
[1]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (See Note 2A).
[2]	Non-income producing security.
[3]	All or a portion of this security is considered illiquid. As of September 30, 2018, the value of illiquid securities was $423,092,805 or 6.8% of net assets.
[4]	Variable rate security; rate shown is the rate in effect on September 30, 2018.
[5]	Security is in default. Coupon income is not being accrued.
[6]	Annualized seven-day yield as of September 30, 2018.
[7]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2018, the value of these securities was $3,027,610,102 or 48.8% of net assets.

[8]	Step-up bond; rate shown is the rate in effect as of September 30, 2018.
[9]	Security considered restricted. As of September 30, 2018, the value of the security was $21,914,705 or 0.4% of net assets.
[10]	Rate represents the yield to maturity from purchase price.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 5.78% for the six-month period ending September 30, 2018, underperforming its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 6.67% over the same period. (Please see standardized performance in the table following this letter.) The Fund also underperformed a blended benchmark composed of 60% S&P 500 and 40% Bloomberg Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 6.73% over the same period.1

Market Review

The past six months were a favorable period for most domestic markets. The third quarter was particularly prosperous, with a number of asset classes closing at or near their highs.

On the equity side, despite ongoing uncertainty around the U.S. - China trade dispute and rising interest rates, all the major U.S. stock indices finished the period higher than where they started. Global equities, on the other hand, struggled. Developed markets, as measured by the MSCI EAFE Index, finished the last six months nearly flat, up just 0.44%, and emerging markets, as measured by MSCI Emerging Markets Index, finished down -8.73%.

For fixed income, the period was an extension of the benign, post-Crisis credit cycle, but it also represented the early phase of a rising interest rate cycle as 10-year U.S. Treasury yields increased from 2.73% to 3.06%, creating challenges for the major fixed income indices. The Federal Reserve raised rates twice during the period, but they were both announced well in advance and did not cause distress in the markets.

Portfolio Review

During the six-month period, on average 62% of the Fund was allocated to equities, 32% to fixed income, and the rest to cash. Our overweighted cash allocations versus the 60/40 blended benchmark detracted modestly from our relative performance. We increased our equity allocation during the period from 60% to 64% and decreased fixed income from 36% to 33%.

Equities

For the six months ending September 30, 2018, the Fund’s equities trailed the S&P 500. Although our stocks generated a solid return, they lagged the equity index due primarily to our security selection. Our holdings within Health Care weighed most heavily on relative performance. Our picks within the Consumer Discretionary sector and Information Technology also had a negative impact relative to the S&P 500, though both had positive absolute returns. On the upside, our picks within Materials and Consumer Staples helped to counter the underperformance in other sectors.

Sector weighting also was a drag on performance, as we were overweight a few of the lesser performing sectors in the benchmark, including Industrials, Materials and Real Estate. In addition, we were underweight two of the best performing sectors in the index – Information Technology and Consumer Discretionary.

Fixed Income

For the six months ending September 30, 2018, sector allocation and duration management boosted performance versus the BC Univ, with sector allocation adding over 250 basis points (2.5%) to relative returns. However, issue selection detracted from performance versus the fixed income index.

Our investments in high yield accounted for a substantial portion of the value added from sector allocation. During the period, high yield easily outperformed all other sectors within the index. That, combined with our significant overweight in this sector (with an average allocation of nearly 90% of the fixed income portfolio over the past six months vs. the BC Univ’s 5%), improved our relative performance considerably. In addition, our convertibles proved to be a favorable allocation and notched a double-digit gain.
____________________

[1]	The Bloomberg Barclays U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Portfolio Managers’ Review

Our shorter duration profile, and hence lower interest rate exposure, also benefited the Fund’s relative returns. Over the course of the past half year, Treasury yields rose, generally hurting fixed income results, particularly longer dated issues. Treasury and corporate bonds, both investment grade and high yield, saw performance worsen as we moved up the maturity ladder. As a result, our protective interest rate positioning served the Fund well on both an absolute and relative basis.

Issue selection in the high yield sector hurt our relative returns. Overall our high yield picks performed well and the vast majority finished in positive territory. However, a security that the Fund received as part of a corporate action fared poorly and accounted for most of the shortfall. Mitigating the drag was our security selection in the investment grade sector, which gave the Fund a little boost despite the small allocation. In fact, we delivered a solid gain here while the index counterpart suffered a loss.

Outlook & Portfolio Positioning

The U.S. economy is now the strongest economy globally and all signs point to continued growth. Nonetheless, we are monitoring several key variables that could alter the trajectory, including inflation, rising rates and the ongoing global trade disputes. Given these unknowns, we continue to focus our equity investment on companies with clear paths to growth, especially those that are not dependent on overall macro trends. Included in this list are certain technology firms benefitting from long-term secular trends such as the shift to cloud computing. We also like firms undergoing restructurings aimed at unlocking hidden value. Additionally, we continually search for firms with strong or rapidly improving balance sheets enabling them to take advantage of temporary dislocations by snapping up weakened competitors at bargain prices.

In fixed income, we have been investing in a combination of shorter-duration high yield bonds supplemented with a few select convertible bonds and investment-grade floating rate notes. This mix of assets should allow us to participate in the economic growth we are enjoying while still providing a buffer against increasing interest rates.

____________________

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2018

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	5.78%	6.58%	8.79%	6.00%	9.42%
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	6.67	9.99	10.77	9.22	10.48
S&P 500 Index	11.41	17.91	17.31	13.95	15.87
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14	-1.22	1.31	2.16	2.41
Gross Expense Ratio as of 3/31/2018: 1.16%1
[1]	As of most recent Prospectus dated June 30, 2018. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset/Sector Allocation (% of Net Assets)

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings (% of Net Assets)
Alphabet, Inc. – Class C	3.0%
Enterprise Products Partners L.P.	2.9
Microsoft Corp.	2.3
Air Lease Corp.	2.2
DowDuPont, Inc.	2.2
Danaher Corp.	2.2
US Foods Holding Corp.	2.0
Novartis AG – ADR	2.0
ServiceMaster Global Holdings, Inc.	1.9
JPMorgan Chase & Co.	1.9
Total	22.6%

Top Ten Debt Holdings (% of Net Assets)
Power Solutions International, Inc., 6.500%	1.3%
KeHE Distributors LLC, 7.625%	1.2
ADS Tactical, Inc., 9.000%	0.9
Unisys Corp., 10.750%	0.7
Daseke, Inc., 7.625%	0.7
Donnelley Financial Solutions, Inc., 8.250%	0.7
Lundin Mining Corp., 7.875%	0.7
Kratos Defense & Security Solutions, Inc., 6.500%	0.6
Caleres, Inc., 6.250%	0.6
Tutor Perini Corp., 6.875%	0.6
Total	8.0%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Common Stocks: 59.3%

Aerospace & Defense: 1.8%
7,740	Boeing Co.	$2,878,506

Banks: 1.9%
27,130	JPMorgan Chase & Co.	3,061,349

Capital Markets: 1.6%
56,555	Brookfield Asset
	Management, Inc. – Class A	2,518,394

Chemicals: 3.4%
54,760	DowDuPont, Inc.	3,521,616
29,625	RPM International, Inc.	1,923,847
		5,445,463
Commercial Services & Supplies: 1.5%
30,765	Waste Connections, Inc.	2,454,124

Computers & Peripherals: 2.3%
12,685	Apple, Inc.	2,863,512
31,565	Pure Storage, Inc. – Class A1	819,112
		3,682,624
Consumer Finance: 0.5%
25,545	Enova International, Inc.[1]	735,696

Diversified Consumer Services: 1.9%
49,735	ServiceMaster Global Holdings, Inc.[1]	3,085,062

Electric Utilities: 1.8%
17,580	NextEra Energy, Inc.	2,946,408

Energy Equipment & Services: 0.5%
40,490	Solaris Oilfield Infrastructure, Inc.[1]	764,856

Equity Real Estate Investment Trusts – REITS: 4.4%
25,055	Crown Castle International Corp.	2,789,373
19,705	Digital Realty Trust, Inc.	2,216,419
92,800	VICI Properties, Inc.	2,006,336
		7,012,128
Food & Staples Retailing: 2.1%
4,272	Southeastern Grocers, Inc.[1,2,7]	166,608
105,795	US Foods Holding Corp.[1]	3,260,602
		3,427,210
Food Products: 1.6%
26,800	Post Holdings, Inc.[1]	2,627,472

Health Care Equipment & Supplies: 5.4%
32,370	Danaher Corp.	3,517,324
58,775	Hologic, Inc.[1]	2,408,600
9,345	Insulet Corp.[1]	990,103
6,535	Teleflex, Inc.	1,738,898
		8,654,925
Health Care Technology: 0.6%
11,115	Teladoc Health, Inc.[1]	959,780

Hotels, Restaurants & Leisure: 0.5%
14,790	Planet Fitness, Inc. – Class A1	799,104

Industrial Conglomerates: 0.6%
4,870	3M Co.	1,026,158

Interactive Media & Services: 3.0%
3,977	Alphabet, Inc. – Class C1	4,746,430

Internet & Direct Marketing Retail: 0.5%
17,020	Etsy, Inc.[1]	874,488

IT Services: 2.3%
20,220	GTT Communications, Inc.[1]	877,548
18,840	Visa, Inc. – Class A	2,827,696
		3,705,244
Life Sciences Tools & Services: 1.2%
27,585	Agilent Technologies, Inc.	1,945,846

Machinery: 2.1%
54,794	Blue Bird Corp.[1,7]	1,342,453
47,840	Pentair Plc	2,073,864
		3,416,317
Media: 1.3%
6,521	Charter Communications,
	Inc. – Class A1	2,125,063

Metals & Mining: 0.5%
17	Real Alloy Holding, Inc.[1,2]	733,284

Pharmaceuticals: 3.4%
21,090	Bayer AG – ADR	466,932
12,725	Johnson & Johnson	1,758,213
36,585	Novartis AG – ADR	3,152,164
		5,377,309
Professional Services: 1.5%
44,115	IHS Markit Ltd.[1]	2,380,445

Software: 5.7%
15,015	Alteryx, Inc.[1]	859,008
8,565	Appfolio, Inc.[1]	671,496
17,665	Everbridge, Inc.[1]	1,018,211
32,060	Microsoft Corp.	3,666,702

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Software: 5.7% (Continued)
27,170	Rapid7, Inc.[1]	$1,003,116
27,110	SendGrid, Inc.[1]	997,377
10,280	Synopsys, Inc.[1]	1,013,711
		9,229,621
Thrifts & Mortgage Finance: 0.5%
24,010	Axos Financial, Inc.[1]	825,704

Trading Companies & Distributors: 4.1%
78,565	Air Lease Corp.	3,604,562
98,895	Univar, Inc.[1]	3,032,121
		6,636,683
Wireless Telecommunication Services: 0.8%
35,045	Boingo Wireless, Inc.[1]	1,223,070
Total Common Stocks
(Cost $74,463,819)		95,298,763

Convertible Preferred Stocks: 1.0%

Machinery: 0.3%
2,325	Blue Bird Corp., 7.625%[3,7]	491,691

Road & Rail: 0.7%
10,000	Daseke, Inc., 7.625%[3,7]	1,096,058
Total Convertible Preferred Stocks
(Cost $1,232,500)		1,587,749

Partnerships & Trusts: 4.0%

Oil, Gas & Consumable Fuels: 4.0%
163,980	Enterprise Products Partners L.P.	4,711,145
25,775	Magellan Midstream Partners L.P.	1,745,483
		6,456,628
Total Partnerships & Trusts
(Cost $3,513,351)		6,456,628

Principal
Amount
Bonds: 32.0%
Corporate Bonds: 28.7%

Aerospace & Defense: 1.9%
	ADS Tactical, Inc.
$1,471,000	9.000%, 12/31/2023[2,3,7]	1,496,735
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	6.500%, 11/30/2025[3]	1,031,550
	TransDigm, Inc.
500,000	5.500%, 10/15/2020	501,250
		3,029,535
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	6.125%, 09/01/2023[3]	520,000

Airlines: 0.6%
	Allegiant Travel Co.
500,000	5.500%, 07/15/2019	507,500
	American Airlines 2012-2
	Class C Pass Through Trust
500,000	4.700%, 06/03/2021[2]	496,339
		1,003,839
Auto Components: 0.3%
	American Axle & Manufacturing, Inc.
500,000	6.250%, 03/15/2026	492,500

Beverages: 0.9%
	Beverages & More, Inc.
1,000,000	11.500%, 06/15/2022[3]	805,000
	Cott Holdings, Inc.
700,000	5.500%, 04/01/2025[3]	685,125
		1,490,125
Building Products: 1.6%
	Cleaver-Brooks, Inc.
500,000	7.875%, 03/01/2023[3]	512,500
	Gibraltar Industries, Inc.
500,000	6.250%, 02/01/2021	503,750
	Griffon Corp.
1,000,000	5.250%, 03/01/2022	992,500
	PGT Escrow Issuer, Inc.
500,000	6.750%, 08/01/2026[3]	520,000
		2,528,750
Capital Markets: 1.3%
	Donnelley Financial Solutions, Inc.
1,000,000	8.250%, 10/15/2024	1,058,125
	Oppenheimer Holdings, Inc.
1,000,000	6.750%, 07/01/2022	1,020,000
		2,078,125
Chemicals: 0.7%
	CF Industries, Inc.
118,000	7.125%, 05/01/2020	124,785
	Consolidated Energy Finance SA
1,000,000	6.084% (3 Month LIBOR
	USD + 3.750%), 06/15/2022[3,4]	1,000,363
		1,125,148
Commercial Services & Supplies: 2.8%
	GFL Environmental, Inc.
500,000	5.625%, 05/01/2022[3]	486,250

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Commercial Services & Supplies: 2.8% (Continued)
	Harland Clarke Holdings Corp.
$1,000,000	8.375%, 08/15/2022[3]	$963,750
	LSC Communications, Inc.
1,000,000	8.750%, 10/15/2023[3]	1,013,750
	Quad/Graphics, Inc.
1,000,000	7.000%, 05/01/2022	1,017,500
	R.R. Donnelley & Sons Co.
250,000	8.875%, 04/15/2021	271,250
676,000	7.000%, 02/15/2022	699,660
		4,452,160
Construction & Engineering: 1.4%
	Michael Baker International LLC
1,000,000	8.750%, 03/01/2023[3]	1,007,500
	Tutor Perini Corp.
250,000	2.875%, 06/15/2021	255,625
1,000,000	6.875%, 05/01/2025[3]	1,030,000
		2,293,125
Consumer Finance: 0.2%
	Enova International, Inc.
295,000	9.750%, 06/01/2021	309,455

Electrical Equipment: 1.2%
	Power Solutions International, Inc.
2,000,000	6.500%, 01/01/2020 (Next Step-up:
	7.500%, 10/01/2018)[2,3,7,8]	2,020,906

Energy Equipment & Services: 0.5%
	McDermott Technology Americas, Inc. /
	McDermott Technology U.S., Inc.
750,000	10.625%, 05/01/2024[3]	804,375

Food & Staples Retailing: 1.6%
	Cumberland Farms, Inc.
500,000	6.750%, 05/01/2025[3]	513,750
	KeHE Distributors LLC
2,000,000	7.625%, 08/15/2021[3]	1,935,000
	Tops Holding / Tops Markets II
2,292,000	9.000%, 03/15/2021[2,5,7]	104,128
		2,552,878
Food Products: 0.6%
	Dean Foods Co.
465,000	6.500%, 03/15/2023[3]	438,728
	Simmons Foods, Inc.
500,000	7.750%, 01/15/2024[3]	520,000
		958,728
Health Care Providers & Services: 0.8%
	Centene Corp.
750,000	5.625%, 02/15/2021	765,000
	Halfmoon Parent, Inc.
500,000	2.984% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[3,4]	500,807
		1,265,807
Hotels, Restaurants & Leisure: 0.8%
	Carrols Restaurant Group, Inc.
750,000	8.000%, 05/01/2022	783,038
	International Game Technology
500,000	5.500%, 06/15/2020	508,750
		1,291,788
Household Durables: 0.6%
	AV Homes, Inc.
500,000	6.625%, 05/15/2022	516,975
	The New Home Co., Inc.
500,000	7.250%, 04/01/2022	512,500
		1,029,475
Industrial Conglomerates: 0.6%
	Icahn Enterprises L.P. /
	Icahn Enterprises Finance Corp.
900,000	6.000%, 08/01/2020	917,478

IT Services: 1.0%
	First Data Corp.
500,000	7.000%, 12/01/2023[3]	521,875
	Unisys Corp.
1,000,000	10.750%, 04/15/2022[3]	1,128,750
		1,650,625
Leisure Products: 0.5%
	American Outdoor Brands Corp.
750,000	5.000%, 08/28/2020[2,3,7]	751,189

Machinery: 0.8%
	MAI Holdings, Inc.
250,000	9.500%, 06/01/2023[3]	261,250
	Navistar International Corp.
750,000	6.625%, 11/01/2025[3]	783,750
	Welbilt, Inc.
300,000	9.500%, 02/15/2024	329,250
		1,374,250
Media: 0.3%
	Meredith Corp.
450,000	6.875%, 02/01/2026[3]	462,375

Metals & Mining: 2.1%
	AK Steel Corp.
500,000	7.625%, 10/01/2021	511,875
	Coeur Mining, Inc.
500,000	5.875%, 06/01/2024	478,125

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Metals & Mining: 2.1% (Continued)
	Hecla Mining Co.
$1,000,000	6.875%, 05/01/2021	$1,005,625
	Lundin Mining Corp.
1,000,000	7.875%, 11/01/2022[3]	1,045,375
	Northwest Acquisitions ULC /
	Dominion Finco, Inc.
100,000	7.125%, 11/01/2022[3]	102,500
	Real Alloy Holding, Inc.
250,000	12.321%, 05/31/2023[2,7]	250,000
		3,393,500
Oil, Gas & Consumable Fuels: 2.3%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	100,000
750,000	7.625%, 01/15/2022	755,625
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
500,000	6.750%, 08/01/2022	512,500
	Global Partners / GLP Finance Corp.
1,000,000	6.250%, 07/15/2022	1,000,000
	NGL Energy Partners L.P.
750,000	5.125%, 07/15/2019	756,562
500,000	6.875%, 10/15/2021	509,377
		3,634,064
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
260,000	5.875%, 05/15/2023	267,150

Pharmaceuticals: 0.1%
	Bayer U.S. Finance II LLC
250,000	3.003% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[3,4]	251,069

Road & Rail: 0.5%
	Herc Rentals, Inc.
700,000	7.500%, 06/01/2022[3]	743,750

Specialty Retail: 1.0%
	Caleres, Inc.
1,000,000	6.250%, 08/15/2023	1,030,000
	KGA Escrow LLC
500,000	7.500%, 08/15/2023[3]	520,000
		1,550,000
Textiles, Apparel & Luxury Goods: 0.3%
	Eagle Intermediate Global Holding
	B.V. / Ruyi U.S. Finance LLC
500,000	7.500%, 05/01/2025[3]	491,250

Tobacco: 0.6%
	Pyxus International, Inc.
1,000,000	9.875%, 07/15/2021	976,250

Trading Companies & Distributors: 0.3%
	Avation Capital SA
500,000	6.500%, 05/15/2021[3]	503,750
Total Corporate Bonds
(Cost $47,607,900)		46,213,419

Convertible Bonds: 2.9%

Auto Components: 0.5%
	Horizon Global Corp.
1,000,000	2.750%, 07/01/2022	750,796

Consumer Finance: 0.3%
	EZCORP, Inc.
250,000	2.125%, 06/15/2019	248,356
250,000	2.375%, 05/01/2025[3]	230,603
		478,959
Electronic Equipment,
Instruments & Components: 0.1%
	OSI Systems, Inc.
250,000	1.250%, 09/01/2022	239,552

Health Care Providers & Services: 0.6%
	Aceto Corp.
1,250,000	2.000%, 11/01/2020	952,601

IT Services: 0.5%
	Unisys Corp.
345,000	5.500%, 03/01/2021	758,802

Machinery: 0.1%
	Navistar International Corp.
100,000	4.500%, 10/15/2018	100,060

Metals & Mining: 0.1%
	Cleveland-Cliffs, Inc.
125,000	1.500%, 01/15/2025	205,417

Semiconductors & Semiconductor Equipment: 0.3%
	Cree, Inc.
500,000	0.875%, 09/01/2023[3]	459,981

Thrifts & Mortgage Finance: 0.4%
	EZCORP, Inc.
550,000	2.875%, 07/01/2024	684,967
Total Convertible Bonds
(Cost $4,544,116)		4,631,135

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount	Value
Private Mortgage Backed Obligations: 0.4%

Diversified Financial Services: 0.4%
HAS Capital Income
Opportunity Fund II
$642,000	8.000%, 12/31/2024
(Cost $642,000,
Acquisition Date
06/10/2016, 09/19/2016)[2,7,9]	$645,171
Total Private Mortgage Backed Obligations
(Cost $642,000)	645,171
Total Bonds
(Cost $52,794,016)	51,489,725

Shares
Short-Term Investments: 2.8%

Money Market Funds: 2.8%
Federated U.S. Treasury Cash
Reserves – Class I
4,472,269	1.920%, 12/31/2031[6]	4,472,269
Total Money Market Funds
(Cost $4,472,269)	4,472,269
Total Investments in Securities: 99.1%
(Cost $136,475,955)	159,305,134
Other Assets in Excess of Liabilities: 0.9%	1,445,092
Total Net Assets: 100.0%	$160,750,226

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
REITS – Real Estate Investment Trusts
USD – United States Dollar
[1]	Non-income producing security.
[2]	Security is fair valued under supervision of the Board of Trustees and is categorized as a Level 3 security. Significant unobservable inputs were used to determine fair value (see Note 2A).
[3]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2018, the value of these securities was $27,755,433 or 17.3% of net assets.

[4]	Variable rate security; rate shown is the rate in effect on September 30, 2018.
[5]	Security is in default. Coupon income is not being accrued.
[6]	Annualized seven-day yield as of September 30, 2018.
[7]	All or a portion of this security is considered illiquid. As of September 30, 2018, the value of illiquid securities was $8,364,939 or 5.2% of net assets.
[8]	Step-up bond; rate shown is the rate in effect as of September 30, 2018.
[9]	Security considered restricted. As of September 30, 2018, the value of the security was $645,171 or 0.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Portfolio Managers’ Review

Performance Summary

For the period of April 1, 2018 to September 30, 2018, the Osterweis Emerging Opportunity Fund (the “Fund”) generated a total return of 23.10%, substantially outperforming the Russell 2000 Growth Index, which returned 13.16% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past six months have been favorable for domestic equity markets. Despite ongoing uncertainty around the U.S. - China trade dispute and rising interest rates, all the major U.S. stock indices finished the last six months higher than where they started. The Russell 2000 Growth Index outperformed the Russell 2000 Value Index during the period, finishing up 13.16% versus 10.04%.

Portfolio Review

During the six months ending September 30, 2018, the Fund significantly outperformed the benchmark despite holding an average of 12% cash over the period. The Fund’s cash position provides the flexibility to add new names rapidly when attractive opportunities present themselves.

Security selection across a wide range of sectors drove the Fund’s performance during the past two quarters. Health Care led the way, followed by Consumer Discretionary companies, Information Technology, Consumer Staples and Industrials. Our Health Care stocks returned 41% versus 18% for the benchmark, and our Consumer Discretionary stocks returned 53% compared to 16% for the benchmark. Each of the other three sectors also substantially outperformed the benchmark.

The laggards in the Fund were focused primarily in Materials and Financials. Each sector delivered negative returns on both a relative and an absolute basis. Our Financials struggled primarily due to the continued flattening of the yield curve, which reduced the spread income they generate from borrowing short term and lending long term. Our Materials holdings underperformed as rising rates slowed new home construction.

Outlook & Portfolio Positioning

We believe market conditions are still favorable for growth stocks, although we may see some volatility along the way. Our core focus remains positioning the Fund into emerging, disruptive companies that should continue to deliver increasing earnings and higher share prices even if the economy begins to cool. As always, we trim or sell positions where we believe the potential valuation has been recognized by the market and the company has achieved its goals. Conversely, we liquidate when we lose faith in the company’s ability to reach a stretch goal. We are committed to keeping the portfolio fresh with new ideas and taking advantage of price dislocations created by sector moves in negative directions.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Emerging Opportunity Fund may invest in unseasoned companies, which involve additional risks such as abrupt or erratic price movements. The Fund may invest in small and mid-sized companies, which may involve greater volatility than large-sized companies. The Fund may invest in IPOs and unseasoned companies that are in the early stages of their development and may pose more risk compared to more established companies. The Fund may invest in ETFs, which involve risks that do not apply to conventional funds. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk including the health care sector, which may be affected by government regulation, restrictions, pricing and other market developments and the technology sector, which tends to be more volatile than the overall market. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets.

Emerging Opportunity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2018

	Six Months				Since Inception
	(Not Annualized)	1 Yr.	3 Yr.	5 Yr.	(October 1, 2012)
Osterweis Emerging Opportunity Fund	23.10%	40.62%	20.35%	15.06%	18.77%
Russell 2000 Growth Index	13.16	21.06	17.98	12.14	15.34
Gross/Net Expense Ratio as of 3/31/2018: 1.33%/1.29%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2012 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Sector Allocation (% of Net Assets)

Top Ten Equity Holdings (% of Net Assets)
Everbridge, Inc.	3.8%
Planet Fitness, Inc. – Class A	3.4
Rapid7, Inc.	3.4
Teladoc Health, Inc.	3.4
Boingo Wireless, Inc.	3.4
Insulet Corp.	3.3
Enova International, Inc.	3.3
SendGrid, Inc.	3.2
Etsy, Inc.	3.2
Solaris Oilfield Infrastructure, Inc. – Class A	3.0
Total	33.4%

Fund holdings are subject to change.

Emerging Opportunity Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Shares		Value
Common Stocks: 86.3%

Biotechnology: 6.0%
47,050	Audentes Therapeutics, Inc.[1]	$1,862,709
184,565	Iovance Biotherapeutics, Inc.[1]	2,076,356
11,999	Ligand Pharmaceuticals, Inc.[1]	3,293,606
		7,232,671
Building Products: 2.4%
37,995	Trex Co., Inc.[1]	2,924,855

Computers & Peripherals: 2.9%
137,280	Pure Storage, Inc. – Class A1	3,562,416

Consumer Finance: 3.3%
140,250	Enova International, Inc.[1]	4,039,200

Distributors: 1.3%
69,245	Funko, Inc. – Class A1	1,640,414

Diversified Consumer Services: 0.9%
36,560	Chegg, Inc.[1]	1,039,401

Electronic Equipment,
Instruments & Components: 2.0%
50,305	II-VI, Inc.[1]	2,379,427

Energy Equipment & Services: 3.0%
194,615	Solaris Oilfield
	Infrastructure, Inc. – Class A1	3,676,277

Health Care Equipment & Supplies: 6.5%
5,545	Align Technology, Inc.[1]	2,169,315
38,245	Insulet Corp.[1]	4,052,058
51,855	Neuronetics, Inc.[1]	1,662,471
		7,883,844
Health Care Technology: 4.9%
45,136	Inspire Medical Systems, Inc.[1]	1,899,323
47,350	Teladoc Health, Inc.[1]	4,088,672
		5,987,995
Hotels, Restaurants & Leisure: 4.9%
26,390	Dave & Buster’s Entertainment, Inc.	1,747,546
76,615	Planet Fitness, Inc. – Class A1	4,139,508
		5,887,054
Household Durables: 2.6%
12,421	Cavco Industries, Inc.[1]	3,142,513

Interactive Media & Services: 1.4%
121,483	QuinStreet, Inc.[1]	1,648,524

Internet & Direct Marketing Retail: 3.2%
75,175	Etsy, Inc.[1]	3,862,492

IT Services: 4.6%
121,055	GreenSky, Inc. – Class A1	2,178,990
77,182	GTT Communications, Inc.[1]	3,349,699
		5,528,689
Life Sciences Tools & Services: 2.6%
15,665	Bio-Techne Corp.	3,197,383

Personal Products: 2.4%
13,040	Medifast, Inc.	2,889,012

Software: 23.2%
54,205	Alteryx, Inc. – Class A1	3,101,068
32,700	Appfolio, Inc. – Class A1	2,563,680
84,670	Apptio, Inc. – Class A1	3,129,403
55,760	Avalara, Inc.[1]	1,947,697
79,285	Everbridge, Inc.[1]	4,569,987
72,800	Hortonworks, Inc.[1]	1,660,568
34,855	MINDBODY, Inc. – Class A1	1,416,856
41,130	Nutanix, Inc. – Class A1	1,757,074
111,000	Rapid7, Inc.[1]	4,098,120
106,720	SendGrid, Inc.[1]	3,926,229
		28,170,682
Textiles, Apparel & Luxury Goods: 1.0%
25,870	G-III Apparel Group Ltd.[1]	1,246,675

Thrifts & Mortgage Finance: 3.8%
96,025	Axos Financial, Inc.[1]	3,302,300
5,737	LendingTree, Inc.[1]	1,320,083
		4,622,383
Wireless Telecommunication Services: 3.4%
117,045	Boingo Wireless, Inc.[1]	4,084,871
Total Common Stocks
(Cost $86,228,467)		104,646,778

Short-Term Investments: 14.7%

Money Market Funds: 14.7%
17,829,161	Federated U.S. Treasury
	Cash Reserves – Class I, 1.919%[2]	17,829,161
Total Money Market Funds
(Cost $17,829,161)		17,829,161
Total Short-Term Investments
(Cost $17,829,161)		17,829,161
Total Investments in Securities: 101.0%
(Cost $104,057,628)		122,475,939
Liabilities in Excess of Other Assets: (1.0)%		(1,265,299)
Total Net Assets: 100.0%		$121,210,640

[1]	Non-income producing security.
[2]	Annualized seven-day yield as of September 30, 2018.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Portfolio Managers’ Review

Performance Summary

For the six-month period ending September 30, 2018, the Osterweis Total Return Fund (the “Fund”) generated a total return of 2.89%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned -0.14% over the same period.

Market Review

The past six months have been a struggle for the investment grade fixed income market, as the BC Agg delivered negative returns. 10-year U.S. Treasury yields increased from 2.73% to 3.06% from April through September, though they were somewhat volatile, rising and falling multiple times before finally maintaining their upward trend in September.

Portfolio Review

For the first fiscal quarter of 2018, the Fund outperformed the benchmark as its interest rate hedges – especially in April – were well timed and additive to performance. The Fund also benefited from its sizable allocation to mortgage-backed securities and relatively low exposure to corporate spreads, as measured by spread duration, versus the benchmark. Toward the end of the quarter we began to find value in the corporate market and to rotate out of mortgages accordingly. Finally, the Fund benefited from its allocation to TIPS, which outperformed Treasuries during the period as inflation breakevens widened.

For the second fiscal quarter, the Fund outperformed the benchmark due to several factors. First, we continued to increase our allocation to corporate bonds during the quarter and consequently the Fund benefited from the outperformance of corporates versus the other investment grade sectors. Secondly, interest rate hedges added significant value as we judiciously maintained a flat or negative overall duration for a good portion of the quarter. Finally, security selection in both corporates and mortgages added to the return of the Fund. A significant portion of the corporate portfolio was invested in floating rate notes that performed particularly well as interest rates rose. The mortgage portfolio benefited from slowing prepayment rates.

Outlook & Portfolio Positioning

Looking ahead, we believe the economic expansion will continue, although it appears to be more limited to domestic markets. One potential threat is the global trade dispute, which remains unresolved, though it seems to be having a greater impact abroad, particularly in China, than here in the U.S. There is heightened focus on the impact of higher rates on the economy, but interest rates remain relatively accommodative. It appears that the Federal Reserve will continue its trajectory of quarterly rate hikes, which would place the federal funds rate at 3% in June 2019. We believe the Treasury curve will flatten and potentially invert, but later and at higher interest rates than the market had previously expected – and we do not believe the inversion itself is a precursor to recession. Should interest rates rise toward 4%, we would consider that restrictive, thus increasing the potential for recession independent of the shape of the curve itself. In the meantime, we may employ higher durations tactically, but overall remain quite defensive against rising interest rates.

____________________

The Osterweis Total Return Fund may invest fixed income securities which are subject to credit, default, extension, interest rate and prepayment risks. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in foreign and emerging market securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used. Investments in preferred securities have an inverse relationship with changes in the prevailing interest rate. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. It may also make investments in derivatives that may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may invest in municipal securities which are subject to the risk of default.

Total Return Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended September 30, 2018

	Six Months		Since Inception
	(Not Annualized)	1 Yr.	(December 30, 2016)
Osterweis Total Return Fund	2.89%	1.81%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.14	-1.22	1.07
Gross/Net Expense Ratio as of 3/31/2018: 0.71%/0.76%1
[1]
As of most recent Prospectus dated June 30, 2018.  Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.  The Adviser has contractually agreed to waive certain fees through June 30, 2019.  The net expense ratio is applicable to investors.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 9/30/2018)

This chart illustrates the performance of a hypothetical $10,000 investment made on December 30, 2016 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced (See Note 3). The chart assumes reinvestment of capital gains, dividends and return of capital, if applicable, for the Fund and dividends for an index.

Asset Allocation (% of Net Assets)

Top Ten Debt Holdings (% of Net Assets)
Federal National Mortgage Association
Pool, FN MA3121, 4.000%	5.0%
Federal Home Loan Mortgage Corporation
Gold Pool, FG G08775, 4.000%	5.0
Federal National Mortgage Association
Pool, FN MA3149, 4.000%	4.6
Federal National Mortgage Association
Pool, FN MA3088, 4.000%	4.5
Federal National Mortgage Association
Pool, FN AS5460, 3.500%	3.6
Federal National Mortgage Association
Pool, FN AS6520, 3.500%	3.6
Federal National Mortgage Association
Pool, FN MA3101, 4.500%	3.4
JPMorgan Chase & Co., 5.809%	2.9
United States Treasury Inflation Indexed
Bonds, 0.500%	2.5
General Dynamics Corp., 2.718%	2.0
Total	37.1%

Fund holdings are subject to change.

Total Return Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Bonds: 97.7%
Corporate Bonds: 45.9%

Aerospace & Defense: 4.9%
	General Dynamics Corp.
$2,000,000	2.718% (3 Month LIBOR
	USD + 0.380%), 05/11/2021[1]	$2,014,178
	Spirit AeroSystems, Inc.
800,000	3.134% (3 Month LIBOR
	USD + 0.800%), 06/15/2021[1]	801,809
	United Technologies Corp.
1,000,000	2.965% (3 Month LIBOR
	USD + 0.650%), 08/16/2021[1]	1,002,785
1,000,000	4.625%, 11/16/2048	1,009,623
		4,828,395
Automobiles: 3.0%
	BMW US Capital LLC
1,000,000	2.819% (3 Month LIBOR
	USD + 0.500%), 08/13/2021[1,2]	1,003,427
	General Motors Co.
1,000,000	3.143% (3 Month LIBOR
	USD + 0.800%), 08/07/2020[1]	1,003,628
	Harley-Davidson Financial
	Services, Inc.
1,000,000	2.812% (3 Month LIBOR
	USD + 0.500%), 05/21/2020[1,2]	1,003,862
		3,010,917
Banks: 10.7%
	Bank of America Corp.
1,000,000	4.200%, 08/26/2024	1,005,457
	Citibank N.A.
1,000,000	2.917% (3 Month LIBOR
	USD + 0.570%), 07/23/2021[1]	1,005,912
	Cooperatieve Rabobank UA
750,000	4.625%, 12/01/2023	762,302
	HSBC Holdings Plc
1,000,000	2.984% (3 Month LIBOR
	USD + 0.650%), 09/11/2021[1]	1,001,555
	JPMorgan Chase & Co.
2,835,000	5.809% (3 Month LIBOR
	USD + 3.470%), 10/30/2018[1,7]	2,850,592
	National Australia Bank Ltd.
500,000	2.500%, 05/22/2022	480,307
	Royal Bank of Scotland Group Plc
1,000,000	5.076% (3 Month LIBOR
	USD + 1.905%), 01/27/2030[1]	1,000,221
	Santander UK Plc
1,000,000	2.941% (3 Month LIBOR
	USD + 0.620%), 06/01/2021[1]	1,006,630
	Svenska Handelsbanken AB
250,000	2.782% (3 Month LIBOR
	USD + 0.470%), 05/24/2021[1]	250,887
	Wells Fargo Bank, N.A.
1,000,000	6.600%, 01/15/2038	1,258,358
		10,622,221
Beverages: 0.5%
	Diageo Capital Plc
500,000	2.562% (3 Month LIBOR
	USD + 0.240%), 05/18/2020[1]	500,947

Biotechnology: 1.5%
	Amgen, Inc.
500,000	1.900%, 05/10/2019	497,460
1,000,000	2.650%, 05/11/2022	972,010
		1,469,470
Capital Markets: 1.7%
	Charles Schwab Corp.
500,000	2.632% (3 Month LIBOR
	USD + 0.320%), 05/21/2021[1]	501,284
	Moody’s Corp.
500,000	2.625%, 01/15/2023	479,911
	Morgan Stanley
750,000	4.350%, 09/08/2026	745,451
		1,726,646
Computers & Peripherals: 2.5%
	Apple, Inc.
1,500,000	3.200%, 05/11/2027	1,451,855
	Dell International LLC / EMC Corp.
1,000,000	3.480%, 06/01/2019[2]	1,002,690
		2,454,545
Consumer Finance: 1.0%
	American Express Co.
1,000,000	2.837% (3 Month LIBOR
	USD + 0.525%), 05/17/2021[1]	1,005,849

Diversified Financial Services: 1.0%
	Aviation Capital Group LLC
1,000,000	3.013% (3 Month LIBOR
	USD + 0.670%), 07/30/2021[1,2]	1,003,913

Diversified Telecommunication Services: 0.9%
	AT&T, Inc.
1,000,000	4.500%, 03/09/2048	875,925

Electric Utilities: 1.0%
	Southern Co.
1,000,000	2.802% (3 Month LIBOR
	USD + 0.490%), 02/14/2020[1,2]	1,000,078

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
Equity Real Estate Investment Trusts – REITS: 1.0%
	SL Green Operating Partnership L.P.
$1,000,000	0.980% (3 Month LIBOR
	USD + 0.980%), 08/16/2021[1]	$1,001,334

Food & Staples Retailing: 1.0%
	Walmart, Inc.
1,000,000	2.596% (3 Month LIBOR
	USD + 0.230%), 06/23/2021[1]	1,005,414

Food Products: 1.0%
	Nestle Holdings, Inc.
1,000,000	3.625%, 09/24/2028[2]	990,567

Health Care Providers & Services: 2.0%
	Halfmoon Parent, Inc.
1,000,000	2.984% (3 Month LIBOR
	USD + 0.650%), 09/17/2021[1,2]	1,001,614
1,000,000	4.900%, 12/15/2048[2]	996,668
		1,998,282
Industrial Conglomerates: 1.2%
	3M Co.
1,000,000	4.000%, 09/14/2048	1,001,767
	Siemens
	Financieringsmaatschappij NV
250,000	2.700%, 03/16/2022[2]	244,049
		1,245,816
Insurance: 2.6%
	MetLife Global Funding I
600,000	1.950%, 12/03/2018[2]	599,411
	New York Life Global Funding
1,025,000	2.000%, 04/09/2020[2]	1,009,275
	Prudential Financial, Inc.
1,000,000	5.700% (3 Month LIBOR
	USD + 2.665%), 09/15/2048[1]	996,580
		2,605,266
Leisure Products: 0.1%
	Brunswick Corp.
125,000	4.625%, 05/15/2021[2]	124,145

Machinery: 2.0%
	John Deere Capital Corp.
1,000,000	2.556% (3 Month LIBOR
	USD + 0.180%), 01/07/2020[1]	1,001,399
	Wabtec Corp.
1,000,000	3.382% (3 Month LIBOR
	USD + 1.050%), 09/15/2021[1]	1,002,181
		2,003,580
Media: 1.0%
	The Interpublic Group
	of Companies, Inc.
1,000,000	3.500%, 10/01/2020	1,000,568

Mortgage Real Estate Investment Trust – REITS: 1.0%
	USAA Capital Corp.
1,000,000	3.000%, 07/01/2020[2]	996,054

Oil, Gas & Consumable Fuels: 1.5%
	XTO Energy, Inc.
1,100,000	6.750%, 08/01/2037	1,446,136

Pharmaceuticals: 0.8%
	Bayer U.S. Finance II LLC
750,000	3.003% (3 Month LIBOR
	USD + 0.630%), 06/25/2021[1,2]	753,208

Semiconductors & Semiconductor Equipment: 0.5%
	Applied Materials, Inc.
250,000	3.300%, 04/01/2027	241,022
	Texas Instruments, Inc.
250,000	4.150%, 05/15/2048	251,660
		492,682
Specialty Retail: 0.5%
	The Home Depot, Inc.
500,000	2.800%, 09/14/2027	466,985

Trading Companies & Distributors: 1.0%
	Aircastle Ltd.
1,000,000	4.400%, 09/25/2023	1,001,242
Total Corporate Bonds
(Cost $45,926,209)		45,630,185

Mortgage Backed Securities: 47.8%

	Federal Home Loan Mortgage
	Corporation Gold Pool: 6.1%
	FG Q30868
1,103,422	3.500%, 01/01/2045	1,089,408
	FG G08775
4,880,200	4.000%, 08/01/2047	4,935,606
		6,025,014
	Federal Home Loan Mortgage
	Corporation REMICS: 7.9%
	Series FHR 2512 SI
1,614,230	5.342% (1 Month LIBOR
	USD + 7.500%), 04/15/2024[1,3,4]	125,787
	Series FHR 4016 AI
7,180,440	3.000%, 09/15/2025[3]	232,465
	Series FHR 3941 IA
5,617,099	3.000%, 10/15/2025[3]	167,696

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
	Federal Home Loan Mortgage
	Corporation REMICS: 7.9% (Continued)
	Series FHR 4048 IK
$7,065,520	3.000%, 05/15/2027[3]	$594,953
	Series FHR 4216 EI
7,014,411	3.000%, 06/15/2028[3]	662,368
	Series FHR 4360 BI
4,013,398	2.500%, 11/15/2028[3]	252,279
	Series FNR 2016-08 CI
14,363,493	3.000%, 03/25/2031[3]	1,561,349
	Series FHR 4341 MI
3,160,893	4.000%, 11/15/2031[3]	478,659
	Series FHR 4093 IB
3,738,226	4.000%, 08/15/2032[3]	580,212
	Series FHR 4114 MI
4,770,855	3.500%, 10/15/2032[3]	678,948
	Series FHR 3171 OJ
997,555	N/A%, 06/15/2036[8]	768,876
	Series FHR 3339 JS
65,412	28.805% (1 Month LIBOR
	USD + 42.835%), 07/15/2037[1]	109,101
	Series FHR 4121 IM
7,653,596	4.000%, 10/15/2039[3]	965,574
	Series FHR 4076 LF
536,069	2.458% (1 Month LIBOR
	USD + 0.300%), 07/15/2042[1]	536,317
	Series FHR 4495 PI
708,041	4.000%, 09/15/2043[3]	117,169
		7,831,753
	Federal Home Loan Mortgage
	Corporation Strips: 2.3%
	Series FHS 288 IO
3,877,643	3.000%, 10/15/2027[3]	334,606
	Series FHS 264 F1
1,119,900	2.708% (1 Month LIBOR
	USD + 0.550%), 07/15/2042[1]	1,129,951
	Series FHS 272 F2
770,998	2.708% (1 Month LIBOR
	USD + 0.550%), 08/15/2042[1]	777,910
		2,242,467
	Federal National Mortgage
	Association Interest Strips: 0.9%
	Pool FNS 421 C4
5,772,520	4.500%, 01/25/2030[3]	668,378
	Pool FNS 421 C3
279,200	4.000%, 07/25/2030[3]	34,219
	Pool FNS 387 7
804,339	5.500%, 04/25/2038[3]	178,423
		881,020
	Federal National Mortgage
	Association Pool: 26.5%
	FN AL2519
1,685,958	4.500%, 07/01/2040	1,756,258
	FN AS5460
3,662,320	3.500%, 07/01/2045	3,621,331
	FN AS6520
3,624,766	3.500%, 01/01/2046	3,583,259
	FN MA3088
4,429,983	4.000%, 08/01/2047	4,478,031
	FN MA3101
3,296,170	4.500%, 08/01/2047	3,407,115
	FN MA3121
4,925,337	4.000%, 09/01/2047	4,978,631
	FN MA3149
4,484,102	4.000%, 10/01/2047	4,532,392
		26,357,017
	Federal National Mortgage
	Association REMICS: 3.9%
	Series FNR 2003-64 HQ
29,426	5.000%, 07/25/2023	30,258
	Series FNR 1996-45 SI
850,948	5.034% (1 Month LIBOR
	USD + 7.250%), 02/25/2024[1,3,4]	73,388
	Series FNR 1997-65 SI
1,262,188	5.842% (1 Month LIBOR
	USD + 8.000%), 09/17/2027[1,3,4]	163,506
	Series FNR 2012-139 CI
10,890,509	3.000%, 12/25/2027[3]	903,847
	Series FNR 2013-29 BI
11,215,277	2.500%, 04/25/2028[3]	877,392
	Series FNR 2015-34 AI
9,313,566	4.500%, 06/25/2030[3]	606,469
	Series FNR 2014-81 TI
1,006,831	4.500%, 12/25/2034[3]	156,277
	Series FNR 2013-22 TO
1,001,575	N/A%, 03/25/2043[8]	721,924
	Series FNR 2014-37 PI
2,074,756	5.500%, 06/25/2044[3]	383,722
		3,916,783
	Government National Mortgage
	Association: 0.2%
	Series GNR 2010-67 VI
1,082,388	5.000%, 05/20/2021[3]	69,128
	Series GNR 2014-74 GI
682,398	4.000%, 05/16/2029[3]	63,285
	Series GNR 2010-47 BX
613,181	4.392% (1 Month LIBOR
	USD + 6.550%), 08/16/2034[1,3,4]	71,878
		204,291
Total Mortgage Backed Securities
(Cost $49,217,614)		47,458,345

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Schedule of Investments at September 30, 2018 (Unaudited)

Principal
Amount		Value
United States Government Securities: 4.0%

	United States Treasury
	Inflation Indexed Bonds
$1,521,825	0.625%, 04/15/2023	$1,502,515
2,554,125	0.500%, 01/15/2028	2,452,043
		3,954,558
Total United States Government Securities
(Cost $4,020,511)		3,954,558
Total Bonds
(Cost $99,164,334)		97,043,088

Short-Term Investments: 3.0%
United States Government Securities: 1.5%

United States Treasury Bills: 1.5%
	United States Treasury Bill
500,000	1.869%, 01/31/2019[6,9]	496,241
1,000,000	2.314%, 06/20/2019[6,9]	982,542
		1,478,783
Total United States Government Securities
(Cost $1,480,419)		1,478,783

Shares
Money Market Funds: 1.5%

1,467,694	Morgan Stanley Institutional
	Liquidity Funds – Government
	Portfolio 1.922%, 12/31/2031[5]	1,467,694
Total Money Market Funds
(Cost $1,467,694)		1,467,694
Total Short-Term Investments
(Cost $2,948,113)		2,946,477
Total Investments in Securities: 100.7%
(Cost $102,112,447)		99,989,565
Liabilities in Excess of Other Assets: (0.7)%		(679,460)
Total Net Assets: 100.0%		$99,310,105

LIBOR – London Interbank Offered Rate
REITS – Real Estate Investment Trusts
USD – United States Dollar
[1]	Variable rate security; rate shown is the rate in effect on September 30, 2018.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2018, the value of these securities was $11,728,961 or 11.8% of net assets.

[3]	Interest only security.
[4]	Inverse floating rate security. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a ceiling or floor.
[5]	Annualized seven-day yield as of September 30, 2018.
[6]	Rate represents the yield to maturity from purchase price.
[7]	Perpetual call date security. Date shown is next call date.
[8]	Zero coupon security.
[9]
The security or a portion of this security has been deposited as initial margin on open futures contracts and another portion is designated as collateral for futures contracts.  As of September 30, 2018, the total value of securities designated as collateral was $173,905, or 0.2% of net assets.

Schedule of Futures Contracts at September 30, 2018 (Unaudited)

The Fund had the following futures contracts outstanding with Credit Suisse.

			Unrealized
Short Futures	Number of	Notional	Appreciation
Contracts Outstanding	Contracts	Amount	(Depreciation)
US 10 Year Treasury Note
CBT (12/2018)	(30)	$(3,563,440)	$1,406
US 10 Year Ultra
Treasury Future
(12/2018)	(50)	(6,300,000)	43,125
US 5 Year Treasury
Note CBT (12/2018)	(90)	(10,122,890)	37,578
US Treasury Long Bond
CBT (12/2018)	(25)	(3,512,500)	97,656
		$(23,498,830)	$179,765

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2018 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
ASSETS
Investments in securities, at value (cost $101,314,085,
$6,149,592,277, $136,475,955, $104,057,628 and
$102,112,447, respectively)	$141,285,129	$6,128,951,012	$159,305,134	$122,475,939	$99,989,565
Cash	8,353	1,688,165	45,421	—	—
Receivables:
Investment securities sold	4,648,571	505,041	998,105	2,780,653	—
Fund shares sold	5,074	12,003,306	4,896	245,910	2,422
Dividends and interest	113,861	98,867,573	1,080,375	39,409	687,438
Variation margin receivable	—	—	—	—	5,174
Prepaid expenses	17,551	80,745	28,754	7,987	5,379
Total assets	146,078,539	6,242,095,842	161,462,685	125,549,898	100,689,978

LIABILITIES
Payables:
Investment securities purchased	1,438,762	18,085,542	479,291	4,019,734	1,014,767
Fund shares redeemed	24,228	9,492,292	44,853	188,720	290,057
Investment advisory fees, net	95,864	3,565,640	139,138	108,107	36,802
Administration fees	13,215	350,459	10,005	996	5,460
Custody fees	1,917	41,548	1,522	649	1,283
Fund accounting fees	9,152	105,821	10,368	5,239	10,804
Transfer agent fees	16,505	385,815	7,078	694	4,746
Trustee fees	3,547	27,028	3,478	2,861	3,136
Audit fees	13,588	13,588	12,334	11,081	11,081
Chief Compliance Officer fees	2,165	1,177	1,177	1,177	1,177
Other accrued expenses	19,510	95,351	3,215	—	560
Total liabilities	1,638,453	32,164,261	712,459	4,339,258	1,379,873
NET ASSETS	$144,440,086	$6,209,931,581	$160,750,226	$121,210,640	$99,310,105

COMPUTATION OF NET ASSET VALUE
Net assets	$144,440,086	$6,209,931,581	$160,750,226	$121,210,640	$99,310,105
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,976,733	550,688,761	10,220,510	8,396,902	9,887,743
Net asset value, offering and
redemption price per share	$20.70	$11.28	$15.73	$14.44	$10.04

COMPONENTS OF NET ASSETS
Paid-in capital	$66,999,315	$6,516,135,928	$123,508,486	$89,457,054	$101,322,494
Total distributable (accumulated) earnings (losses)	77,440,771	(306,204,347)	37,241,740	31,753,586	(2,012,389)
Net assets	$144,440,086	$6,209,931,581	$160,750,226	$121,210,640	$99,310,105

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2018 (Unaudited)

			Strategic	Emerging
	Osterweis	Strategic	Investment	Opportunity	Total Return
	Fund	Income Fund	Fund	Fund	Fund
INVESTMENT INCOME
Dividend income (net of $30,129, $—, $18,860, $—
and $—, respectively, in foreign withholding taxes)	$1,078,384	$2,221,506	$798,791	$32,452	$—
Interest	73,268	157,595,220	2,006,503	108,799	1,989,581
Other income	499	2,813	497	446	465
Total investment income	1,152,151	159,819,539	2,805,791	141,697	1,990,046

EXPENSES
Investment advisory fees	779,338	21,483,613	887,726	459,004	227,223
Administration fees	28,133	1,025,446	31,275	11,486	17,772
Fund accounting fees	20,405	331,590	29,464	15,674	22,990
Sub-transfer agent fees	18,523	2,065,635	21,463	3,574	6,048
Transfer agent fees	15,908	316,109	14,943	9,629	12,120
Audit fees	13,588	13,588	12,334	11,081	11,081
Registration fees	8,875	45,016	16,825	11,224	11,794
Trustee fees	6,666	53,241	6,793	5,925	6,184
Miscellaneous expense	5,821	51,620	5,428	3,768	4,699
Custody fees	4,470	146,393	5,318	3,066	4,519
Chief Compliance Officer fees	2,950	3,510	3,510	3,510	3,510
Legal fees	1,955	2,097	2,486	2,202	2,159
Reports to shareholders	1,729	119,484	1,750	621	1,300
Insurance expense	1,499	8,520	1,504	1,350	1,394
Interest expense	—	—	—	—	—
Broker interest expense	—	—	—	—	350
Total expenses	909,860	25,665,862	1,040,819	542,114	333,143
Fees (waived) recouped by the Adviser	(169,489)	—	—	8,126	7,529
Net expenses	740,371	25,665,862	1,040,819	550,240	340,672
Net investment income (loss)	411,780	134,153,677	1,764,972	(408,543)	1,649,374

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	13,917,909	23,036,028	3,702,415	9,343,184	(772,504)
Futures contracts	—	—	—	—	1,261,798
Change in net unrealized appreciation/depreciation on:
Investments	(2,093,047)	(18,820,985)	4,513,673	8,611,082	(304,887)
Futures contracts	—	—	—	—	1,081,953
Net realized and unrealized
gain on investments	11,824,862	4,215,043	8,216,088	17,954,266	1,266,360
Net increase in net assets
resulting from operations	$12,236,642	$138,368,720	$9,981,060	$17,545,723	$2,915,734

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$411,780	$790,070
Net realized gain on investments	13,917,909	41,651,365
Change in net unrealized appreciation/depreciation on investments	(2,093,047)	(28,585,468)
Net increase in net assets resulting from operations	12,236,642	13,855,967

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(63,758,477)[1]

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[1]	(29,602,739)	(32,571,592)
Total decrease in net assets	(17,366,097)	(82,474,102)

NET ASSETS
Beginning of period/year	161,806,183	244,280,285
End of period/year	$144,440,086	$161,806,183

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $10,934,127 and net realized gain distributions of $52,824,350.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	75,835	$1,499,581	522,372	$13,685,553
Shares issued in reinvestment of distributions	—	—	3,041,088	59,696,556
Shares redeemed	(1,546,963)	(31,102,320)	(4,486,598)	(105,953,701)
Net decrease	(1,471,128)	$(29,602,739)	(923,138)	$(32,571,592)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$134,153,677	$260,632,040
Net realized gain on unaffiliated investments	23,036,028	3,748,349
Net realized loss on affiliated investments	—	(27,083,551)
Change in net unrealized appreciation/depreciation on unaffiliated investments	(18,820,985)	(4,583,170)
Change in net unrealized appreciation/depreciation on affiliated investments	—	26,240,140
Net increase in net assets resulting from operations	138,368,720	258,953,808

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(135,060,956)	(258,911,354)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[2]	148,594,673	643,943,118
Total increase in net assets	151,902,437	643,985,572

NET ASSETS
Beginning of period/year	6,058,029,144	5,414,043,572
End of period/year	$6,209,931,581	$6,058,029,144

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $258,911,354. Amount does not include net realized gain distributions.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	61,963,659	$698,232,616	151,424,243	$1,722,249,883
Shares issued in reinvestment of distributions	10,642,484	119,408,445	20,136,371	227,453,929
Shares redeemed	(59,376,211)	(669,046,388)	(114,885,351)	(1,305,760,694)
Net increase	13,229,932	$148,594,673	56,675,263	$643,943,118

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,764,972	$4,906,594
Net realized gain on investments	3,702,415	13,106,335
Change in net unrealized appreciation/depreciation on investments	4,513,673	(6,724,285)
Net increase in net assets resulting from operations	9,981,060	11,288,644

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(9,384,416)[1]

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares[2]	(28,086,704)	(19,432,462)
Total decrease in net assets	(18,105,644)	(17,528,234)

NET ASSETS
Beginning of period/year	178,855,870	196,384,104
End of period/year	$160,750,226	$178,855,870

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $6,046,114 and net realized gain distributions of $3,338,302.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	277,087	$4,185,025	1,023,950	$15,693,195
Shares issued in reinvestment of distributions	—	—	477,217	7,234,613
Shares redeemed	(2,086,956)	(32,271,729)	(2,765,063)	(42,360,270)
Net decrease	(1,809,869)	$(28,086,704)	(1,263,896)	$(19,432,462)

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(408,543)	$(531,008)
Net realized gain on investments	9,343,184	7,996,511
Change in net unrealized appreciation/depreciation on investments	8,611,082	6,831,494
Net increase in net assets resulting from operations	17,545,723	14,296,997

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(9,067,745)[1]

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares[2]	40,279,344	14,363,186
Total increase in net assets	57,825,067	19,592,438

NET ASSETS
Beginning of period/year	63,385,573	43,793,135
End of period/year	$121,210,640	$63,385,573

[1]	As disclosed at March 31, 2018, includes net realized gain distributions of $9,067,745. Amount does not include net investment income distributions.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	3,375,918	$45,251,423	561,757	$6,686,153
Shares issued in reinvestment of distributions	—	—	828,130	8,894,113
Shares redeemed	(381,848)	(4,972,079)	(108,870)	(1,217,080)
Net increase	2,994,070	$40,279,344	1,281,017	$14,363,186

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2018	Year Ended
	(Unaudited)	March 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,649,374	$2,897,814
Net realized gain on investments and futures contracts	489,294	22,208
Change in net unrealized appreciation/depreciation on investments and futures contracts	777,066	(2,768,386)
Net increase in net assets resulting from operations	2,915,734	151,636

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,751,787)	(3,507,176)[1]

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares[2]	(4,046,122)	58,776,186
Total increase (decrease) in net assets	(2,882,175)	55,420,646

NET ASSETS
Beginning of period/year	102,192,280	46,771,634
End of period/year	$99,310,105	$102,192,280

[1]	As disclosed at March 31, 2018, includes net investment income distributions of $3,067,083 and net realized gain distributions of $440,093.
[2]	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2018		Year Ended
	(Unaudited)		March 31, 2018
	Shares	Value	Shares	Value
Shares sold	308,254	$3,084,726	6,629,022	$67,966,198
Shares issued in reinvestment of distributions	43,748	437,331	89,020	904,827
Shares redeemed	(756,519)	(7,568,179)	(997,470)	(10,094,839)
Net increase (decrease)	(404,517)	$(4,046,122)	5,720,572	$58,776,186

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$19.15	$26.07	$25.14	$34.90	$35.09	$32.08

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.05	0.09	0.06	0.09	0.26	0.39
Net realized and unrealized
gain (loss) on investments	1.50	1.67	2.70	(4.10)	2.55	5.42
Total from investment operations	1.55	1.76	2.76	(4.01)	2.81	5.81

LESS DISTRIBUTIONS:
From net investment income	—	(1.49)	(0.29)	(0.15)	(0.50)	(0.26)
From net realized gain	—	(7.19)	(1.54)	(5.60)	(2.50)	(2.54)
Total distributions	—	(8.68)	(1.83)	(5.75)	(3.00)	(2.80)
Paid-in capital from redemption fees	—	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$20.70	$19.15	$26.07	$25.14	$34.90	$35.09
Total return	8.15%[3]	5.94%	11.33%	(11.35)%	8.70%	18.55%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$144.4	$161.8	$244.3	$717.4	$1,178.2	$1,163.5
Portfolio turnover rate	15%[3]	47%	50%	20%	29%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.17%[4]	1.14%	1.11%	1.02%	0.98%	1.01%
After fees/expenses waived or recouped	0.95%[4,5]	1.12%[5]	1.11%	1.02%	0.98%	1.01%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.31%[4]	0.36%	0.25%	0.31%	0.74%	1.14%
After fees/expenses waived or recouped	0.53%[4,5]	0.38%[5]	0.25%	0.31%	0.74%	1.14%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.
[5]
Effective January 1, 2018 the Adviser agreed to contractually limit expenses for the Fund to not exceed 0.95% of average net assets.  Prior to January 1, 2018, Fund expenses were not subject to an expense limitation agreement.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$11.27	$11.26	$10.57	$11.46	$11.99	$11.86

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.25	0.51	0.57	0.60	0.63	0.58
Net realized and unrealized
gain (loss) on investments	0.01	(0.00)[2]	0.69	(0.87)	(0.50)	0.09
Total from investment operations	0.26	0.51	1.26	(0.27)	0.13	0.67

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.50)	(0.57)	(0.62)	(0.64)	(0.53)
From net realized gain	—	—	—	—	(0.02)	(0.01)
Total distributions	(0.25)	(0.50)	(0.57)	(0.62)	(0.66)	(0.54)
Paid-in capital from redemption fees	0.00 [2]	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$11.28	$11.27	$11.26	$10.57	$11.46	$11.99
Total return	2.33%[3]	4.64%	12.18%	(2.39)%	1.12%	5.78%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$6,209.9	$6,058.0	$5,414.0	$4,766.9	$6,030.2	$6,882.7
Portfolio turnover rate	23%[3]	53%	37%	31%	58%	75%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.84%[4]	0.84%	0.84%	0.82%	0.82%	0.85%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	4.38%[4]	4.49%	5.17%	5.42%	5.38%	4.91%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2018	Year Ended March 31,
	(Unaudited)	2018	2017	2016	2015	2014
Net asset value, beginning of period/year	$14.87	$14.77	$13.32	$15.34	$15.15	$13.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.15	0.39	0.43	0.37	0.38	0.40
Net realized and unrealized
gain (loss) on investments	0.71	0.49	1.53	(1.82)	0.53	1.78
Total from investment operations	0.86	0.88	1.96	(1.45)	0.91	2.18

LESS DISTRIBUTIONS:
From net investment income	—	(0.50)	(0.51)	(0.39)	(0.40)	(0.28)
From net realized gain	—	(0.28)	—	(0.18)	(0.32)	(0.20)
Total distributions	—	(0.78)	(0.51)	(0.57)	(0.72)	(0.48)
Paid-in capital from redemption fees	0.00 [2]	—	—	—	0.00 [2]	0.00 [2]
Net asset value, end of period/year	$15.73	$14.87	$14.77	$13.32	$15.34	$15.15
Total return	5.78%[3]	5.86%	14.91%	(9.40)%	6.30%	16.40%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$160.8	$178.9	$196.4	$276.5	$339.3	$279.4
Portfolio turnover rate	24%[3]	55%	53%	44%	43%	61%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.17%[4]	1.15%	1.15%	1.13%	1.13%	1.15%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	1.99%[4]	2.56%	3.06%	2.56%	2.49%	2.76%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Emerging Opportunity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

			Period from
	Six Months Ended		November 30, 2016
	September 30, 2018	Year Ended	through
	(Unaudited)	March 31, 2018	March 31, 2017[1]
Net asset value, beginning of period/year	$11.73	$10.62	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss[2]	(0.06)	(0.12)	(0.05)
Net realized and unrealized gain (loss) on investments	2.77	3.26	0.67
Total from investment operations	2.71	3.14	0.62

LESS DISTRIBUTIONS:
From net investment income	—	—	—
From net realized gain	—	(2.03)	—
Total distributions	—	(2.03)	—
Net asset value, end of period/year	$14.44	$11.73	$10.62
Total return	23.10%[3]	31.21%	6.30%[3]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$121.2	$63.4	$43.8
Portfolio turnover rate	90%[3]	219%	62%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	1.18%[4]	1.29%	1.60%[4]
After fees/expenses waived or recouped	1.20%[4,5]	1.27%[5]	1.50%[4]

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	(0.87)%[4]	(1.04)%	(1.48)%[4]
After fees/expenses waived or recouped	(0.89)%[4,5]	(1.02)%[5]	(1.38)%[4]

[1]	Commenced operations on November 30, 2016. Information presented is from the period November 30, 2016, to March 31, 2017.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.
[5]
Effective June 30, 2017 the Adviser agreed to contractually limit expenses for the Fund to not exceed 1.25% of average net assets.  Prior to June 30, 2017, Fund expenses were limited to 1.50% of average net assets.

The accompanying notes are an integral part of these financial statements.

Total Return Fund | Financial Highlights

For a capital share outstanding throughout each period/year

			Period from
	Six Months Ended		December 30, 2016
	September 30, 2018	Year Ended	through
	(Unaudited)	March 31, 2018	March 31, 2017[1]
Net asset value, beginning of period/year	$9.93	$10.23	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.16	0.35	0.04
Net realized and unrealized gain (loss) on investments	0.12	(0.26)	0.22
Total from investment operations	0.28	0.09	0.26

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.35)	(0.03)
From net realized gain	—	(0.04)	—
Total distributions	(0.17)	(0.39)	(0.03)
Net asset value, end of period/year	$10.04	$9.93	$10.23
Total return	2.89%[3]	0.89%	2.65%[3]

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$99.3	$102.2	$46.8
Portfolio turnover rate	59%[3]	138%	27%[3]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	0.66%[4]	0.70%	2.55%[4]
After fees/expenses waived or recouped	0.67%[4]	0.75%	0.75%[4]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees/expenses waived or recouped	3.28%[4]	3.47%	(0.30)%[4]
After fees/expenses waived or recouped	3.27%[4]	3.42%	1.50%[4]

[1]	Commenced operations on December 30, 2016. Information presented is from the period December 30, 2016, to March 31, 2017.
[2]	Calculated using the average shares outstanding method.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund (each a “Fund”, collectively the “Funds”) are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Funds commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, November 30, 2016 and December 30, 2016, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Emerging Opportunity Fund is to attain long-term capital appreciation. The investment objective of the Osterweis Total Return Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments and derivative positions as of September 30, 2018:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$131,295,651	$—	$—	$131,295,651
Partnerships & Trusts[1]	6,484,074	—	—	6,484,074
Corporate Bonds[1]	—	2,001,726	—	2,001,726
Short-Term Investments	1,503,678	—	—	1,503,678
Total Assets	$139,283,403	$2,001,726	$—	$141,285,129

[1] See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2018.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1,2]	$53,745,822	$—	$108,105,867	$161,851,689
Convertible Preferred Stocks[1]	—	72,882,791	—	72,882,791
Corporate Bonds[1,2]	—	4,581,129,035	202,933,475	4,784,062,510
Convertible Bonds[1]	—	294,040,786	—	294,040,786
Private Mortgage-Backed Obligation[2]	—	—	21,914,705	21,914,705
Short-Term Investments[1]	269,646,579	524,551,952	—	794,198,531
Total Assets	$323,392,401	$5,472,604,564	$332,954,047	$6,128,951,012

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2018.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate	Private Mortgage-	Senior
	Common Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2018	$—	$232,041,893	$21,807,000	$6,579,521	$260,428,414
Acquisitions	146,327,709	14,455,000	—	—	160,782,709
Dispositions	—	(28,302,928)	—	(6,579,521)	(34,882,449)
Accrued discounts/premiums	—	67,761	—	—	67,761
Realized gain	—	1,705	—	—	1,705
Change in unrealized
appreciation/depreciation	(38,221,842)	(15,329,956)	107,705	—	(53,444,093)
Transfer into and/or
out of Level 3	—	—	—	—	—
Balance as of
September 30, 2018	$108,105,867	$202,933,475	$21,914,705	$—	$332,954,047
Change in unrealized
appreciation/depreciation
for Level 3 investments held
at September 30, 2018	$(38,221,842)	$(23,356,175)	$107,705	$—	$(61,470,312)

	Fair Value at
Security Type	9/30/2018	Valuation Technique	Unobservable Input	Input Value(s)
Common Stocks	$108,105,867	Issue Price	Market data	$44,360.79
		Single Broker Quote	Market data	$39.00
Corporate Bonds	$202,933,475	Issue Price	Market data	$100.00
		Comparable Securities	Market data	$4.54
		Comparable Securities	Adjustment to yield	(97) bps – 200 bps
Private Mortgage
Backed Obligations	$21,914,705	Discounted Cash Flow[1]	Adjustment to yield	244 bps

[1] Valuation technique changed from Issue Price to Discounted Cash Flow as credit risk was quantified for input into the valuation model.

Significant increases (decreases) in any of these inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1,2]	$94,398,871	$—	$899,892	$95,298,763
Convertible Preferred Stocks[1]	—	1,587,749	—	1,587,749
Partnerships & Trusts[1]	6,456,628	—	—	6,456,628
Corporate Bonds[1,2]	—	41,590,461	4,622,958	46,213,419
Convertible Bonds[1]	—	4,631,135	—	4,631,135
Private Mortgage-Backed Obligations[2]	—	—	645,171	645,171
Short-Term Investments[1]	4,472,269	—	—	4,472,269
Total Assets	$105,327,768	$47,809,345	$6,168,021	$159,305,134

[1] See Schedule of Investments for industry breakouts.
[2] See Schedule of Investments for disclosure of Level 3 securities.

The Fund did not have transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2018.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Corporate	Private Mortgage-	Senior
	Common Stocks	Bonds	Backed Obligations	Corporate Notes	Total
Balance as of March 31, 2018	$—	$5,697,284	$642,000	$132,305	$6,471,589
Acquisitions	1,237,498	245,000	—	—	1,482,498
Dispositions	—	(571,000)	—	(132,305)	(703,305)
Accrued discounts/premiums	—	865	—	—	865
Realized gain	—	45	—	—	45
Change in unrealized
appreciation/depreciation	(337,606)	(749,236)	3,171	—	(1,083,671)
Transfer into and/or
out of Level 3	—	—	—	—	—
Balance as of
September 30, 2018	$899,892	$4,622,958	$645,171	$—	$6,168,021
Change in unrealized
appreciation/depreciation for
Level 3 investments held
at September 30, 2018	$(337,606)	$(910,811)	$3,171	$—	$(1,245,246)

	Fair Value at
Security Type	9/30/2018	Valuation Technique	Unobservable Input	Input Value(s)
Common Stocks	$899,892	Issue Price	Market data	$44,360.79
		Single Broker Quote	Market data	$39.00
Corporate Bonds	$4,622,958	Issue Price	Market data	$100.00
		Comparable Securities	Market data	$4.54
		Comparable Securities	Adjustment to yield	(97) bps – 200 bps
Private Mortgage
Backed Obligations	$645,171	Discounted Cash Flow[1]	Adjustment to yield	244 bps

[1] Valuation technique changed from Issue Price to Discounted Cash Flow as credit risk was quantified for input into the valuation model.

Significant increases (decreases) in any of these inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Emerging
Opportunity Fund	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks[1]	$104,646,778	$—	$—	$104,646,778
Short-Term Investments	17,829,161	—	—	17,829,161
Total Assets	$122,475,939	$—	$—	$122,475,939

[1] See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2018.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Osterweis Total Return Fund	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds[1]	$—	$45,630,185	$—	$45,630,185
Mortgage Backed Securities	—	47,458,345	—	47,458,345
United States Government Securities[2]	—	3,954,558	—	3,954,558
Short-Term Investments	1,467,694	1,478,783	—	2,946,477
Total Assets	$1,467,694	$98,521,871	$—	$99,989,565

Other Financial Instruments[3]:
Interest Rate Contracts – Futures	$179,765	$—	$—	$179,765
Total Other Financial Instruments	$179,765	$—	$—	$179,765

[1]	See Schedule of Investments for industry breakouts.
[2]	See Schedule of Investments for security type breakouts.
[3]
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, which are presented at the unrealized appreciation/(depreciation) on the investment.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 during the six months ended September 30, 2018.

The Funds have provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Funds use futures contracts (a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Funds may use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The average notional amount for futures contracts is based on the monthly notional amounts. The notional amount for futures contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date. The Osterweis Total Return Fund’s average notional value of futures contracts outstanding during the six months ended September 30, 2018 was $51,278,389. The following tables show the effects of derivative instruments on the financial statements.

Statements of Assets and Liabilities

Fair values of derivative instruments as of September 30, 2018:

Osterweis Total Return Fund

	Asset Derivatives as of		Liability Derivatives as of
	September 30, 2018		September 30, 2018
	Balance Sheet		Balance Sheet
Instrument	Location	Value	Location	Value
Interest Rate	Variation
Contracts – Futures	margin receivable	$5,174	None	$ —

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2018:

Osterweis Total Return Fund

Change in Unrealized
	Location of Gain(Loss)	Realized Gain	Appreciation/Depreciation
	on Derivatives	(Loss) on Derivatives	on Derivatives
Instrument	Recognized in Income	Recognized in Income	Recognized in Income
Interest Rate	Realized and Unrealized Gain
Contracts – Futures	(Loss) on Investments	$1,261,798	$1,081,953

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have derivatives activity during the six months ended September 30, 2018.

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable, interest receivable and other foreign currency denominated payables and receivables in Change in net unrealized appreciation/depreciation on foreign currency translation and Net realized gain (loss) on foreign currency translation. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from  fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included in Change in net unrealized appreciation/depreciation on investments and Net realized gain (loss) on investments.

C.
Futures Contracts. Each Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The purchase of futures contracts may be more efficient or cost-effective than buying the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Upon entering into a futures contract, each Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, each Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily  fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Funds’ use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price  fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Funds’ initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Osterweis Total Return Fund had futures contracts activity during the six months ended September 30, 2018. Realized and unrealized gains and losses are included in the Statements of Operations. The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not have futures contracts activity during the six months ended September 30, 2018.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

D.
To-be-announced (“TBA”) Commitments. Each Fund may enter into TBA purchase commitments. In a TBA transaction, the TBA unit price and the estimated principal amount are established when a Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, which can be 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. The Funds may enter into TBA sale commitments to hedge their portfolio positions or to sell securities they own under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

E.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Fund’s next taxable year.

As of fiscal year end, March 31, 2018, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Loss	Post-October Loss
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	1,384,827

As of fiscal year end, March 31, 2018, the Funds had the following capital loss carryovers available for federal income tax purposes:

Capital Loss Carryovers
	Short-Term	Long-Term
Osterweis Fund	$—	$—
Osterweis Strategic Income Fund	(28,746,964)	(288,151,778)
Osterweis Strategic Investment Fund	—	—
Osterweis Emerging Opportunity Fund	—	—
Osterweis Total Return Fund	—	—

As of September 30, 2018, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however, as of September 30, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

F.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs and MLPs are generally comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

G.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Total Return Fund normally are declared and paid on a monthly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

H.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

I.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.

J.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

K.
Restricted Cash. Restricted cash represents amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and equivalents in the Statements of Assets and Liabilities. Interest income earned on restricted cash is recorded in other income on the Statements of Operations.

L.
Recently Issued Accounting Pronouncements. In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables— Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU No. 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU No. 2017-08 does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. ASU No. 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820.  The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements.  The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements.  ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.  Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.  Management has chosen to early adopt the eliminated or modified disclosures for the six months ended September 30, 2018.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

M.
Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective November 1, 2018, Kathleen T. Barr has been appointed by the Board to serve as an Independent Trustee for the Trust.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Funds with investment management services under separate Investment Advisory Agreements (the “Advisory Agreements”). Under the Advisory Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by each Fund. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.75% of the average daily net assets greater than $250 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of the average daily net assets greater than $2.5 billion. For the Osterweis Strategic Investment Fund, the Adviser is entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Emerging Opportunity Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $500 million, 0.85% of the average daily net assets from $500 million to $1 billion, and 0.75% of the average daily net assets greater than $1 billion. For the Osterweis Total Return Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.45% of the average daily net assets. The amount of investment advisory fees incurred by the Funds for the six months ended September 30, 2018 is disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit the annual ratio of expenses for the Osterweis Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund by reducing all or a portion of their fees and reimbursing Fund expenses so that each Fund’s ratios of expenses to average net assets will not exceed 0.95%, 1.25% and 0.75%, respectively.  Each Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. Any fees waived and/or any Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. For the six months ended September 30, 2018, the Adviser waived $169,489 in fees in the Osterweis Fund and recouped $8,126 in fees in the Osterweis Emerging Opportunity Fund and $7,529 in fees in the Osterweis Total Return Fund. As of September 30, 2018, the remaining cumulative amount the Adviser may be reimbursed was $219,754 for Osterweis Fund and $16,013 for Osterweis Emerging Opportunity Fund.

The Adviser may recapture a portion of the above no later than the years as stated below:

	March 31,	March 31,	September 30,
	2020	2021	2022	Total
Osterweis Fund	N/A	$50,265	$169,489	$219,754
Osterweis Emerging Opportunity Fund	$5,528	10,485	—	16,013

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the six months ended September 30, 2018 are disclosed in the Statements of Operations.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the six months ended September 30, 2018, the Sub-Transfer Agent Fees and Transfer Agent Fees incurred by the Funds are disclosed in the Statements of Operations

Note 4 – Purchases and Sales of Securities

For the six months ended September 30, 2018, the cost of purchases and proceeds from sales and maturities of securities, excluding short-term investments, are as follows:
	Purchases	Sales/Maturities
Osterweis Fund	$22,644,728	$51,191,241
Osterweis Strategic Income Fund	1,662,321,675	1,139,596,508
Osterweis Strategic Investment Fund	39,721,147	62,926,453
Osterweis Emerging Opportunity Fund	103,224,779	70,443,125
Osterweis Total Return Fund	57,344,109	52,877,002

For the six months ended September 30, 2018, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government securities included above were as follows:

	Purchases	Sales/Maturities
Osterweis Total Return Fund	$1,511,696	$2,091,927

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Emerging Opportunity Fund did not purchase or sell U.S. Government securities during the six months ended September 30, 2018.

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2018 (estimated), and the year ended March 31, 2018, was as follows:

	Ordinary Income
	September 30, 2018	March 31, 2018
Osterweis Fund	$—	$11,001,629
Osterweis Strategic Income Fund	135,060,956	258,911,354
Osterweis Strategic Investment Fund	—	6,046,114
Osterweis Emerging Opportunity Fund	—	3,945,692
Osterweis Total Return Fund	1,751,787	3,251,286

	Long-Term Capital Gains[1]
	September 30, 2018	March 31, 2018
Osterweis Fund	$—	$52,756,848
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	3,338,302
Osterweis Emerging Opportunity Fund	—	5,122,053
Osterweis Total Return Fund	—	255,890

1 Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at September 30, 2018 (Unaudited)

The cost basis of investments for federal income tax purposes at fiscal year end, March 31, 2018 was as follows:

			Strategic	Emerging	Total
	Osterweis	Strategic	Investment	Opportunity	Return
	Fund	Income Fund	Fund	Fund	Fund
Cost of investments	$117,971,313	$5,887,629,507	$157,422,051	$54,717,332	$104,528,944
Gross tax unrealized appreciation	46,571,261	132,636,620	23,191,645	10,483,414	406,005
Gross tax unrealized depreciation	(2,476,121)	(139,086,176)	(5,056,024)	(683,061)	(2,224,000)
Net tax unrealized
appreciation/depreciation	44,095,140	(6,449,556)	18,135,621	9,800,353	(1,817,995)
Undistributed ordinary income	5,122,166	13,836,187	1,572,145	2,194,965	26,486
Undistributed long-term capital gain	15,988,615	—	7,552,914	2,212,545	—
Total distributable earnings	21,110,781	13,836,187	9,125,059	4,407,510	26,486
Other accumulated gain/(loss)	(1,792)	(316,898,742)	—	—	(1,384,827)
Total accumulated gain/(loss)	$65,204,129	$(309,512,111)	$27,260,680	$14,207,863	$(3,176,336)

The tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

Note 6 – Credit Facility

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility details for the six months ended September 30, 2018 are as follows:

				Osterweis
		Osterweis	Osterweis	Emerging	Osterweis
		Strategic	Strategic	Opportunity	Total
	Osterweis Fund	Income Fund	Investment Fund	Fund	Return Fund
Maximum available credit	$30,000,000	$300,000,000	$30,000,000	$8,000,000	$10,000,000
Largest amount outstanding
on an individual day	49,000	—	11,409,000	—	—
Average balance when in use	49,000	—	5,720,500	—	—
Credit facility outstanding as
of September 30, 2018	—	—	—	—	—
Average interest rate when in use	5.00%	—	5.00%	—	—

Interest expenses for the six months ended September 30, 2018, are disclosed in the Statements of Operations, as applicable.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2018 (Unaudited)

As a shareholder of the Funds, you incur ongoing costs, including investment advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses

The “Actual” line of each Fund’s table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, the Funds’ transfer agent currently charges a $15.00 fee.  An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, fund administration fees, custody fees and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Osterweis Funds | Expense Examples For the Six Months Ended September 30, 2018 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	April 1, 2018	September 30, 2018	During the Period
Osterweis Fund[1]
Actual	$1,000.00	$1,081.50	$4.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.31	$4.81

Strategic Income Fund[1]
Actual	$1,000.00	$1,023.30	$4.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.86	$4.26

Strategic Investment Fund[1]
Actual	$1,000.00	$1,057.80	$6.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.20	$5.92

Emerging Opportunity Fund[1]
Actual	$1,000.00	$1,231.00	$6.71
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.07

Total Return Fund[1]
Actual	$1,000.00	$1,028.90	$3.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.71	$3.40

[1]
Expenses are equal to the annualized net expense ratio for the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, Osterweis Emerging Opportunity Fund and Osterweis Total Return Fund were 0.95%, 0.84%, 1.17%, 1.20% and 0.67% (reflecting fee waivers and recoupments in effect), respectively, multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

Additional Information (Unaudited)

Information About Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available upon request without charge by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling toll-free at (866) 236-0050. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Householding

To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free at (866) 236-0050 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Information About the Funds Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

OSTERWEIS FUND
OSTERWEIS STRATEGIC INCOME FUND
OSTERWEIS STRATEGIC INVESTMENT FUND
OSTERWEIS EMERGING OPPORTUNITY FUND
OSTERWEIS TOTAL RETURN FUND

At a meeting held on August 21, 2018, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, the Osterweis Emerging Opportunity Fund and the Osterweis Total Return Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers” or “Osterweis.”  At this meeting and at a prior meeting held on May 30-31, 2018, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, as well as the Advisers’ cybersecurity program and business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements, and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities benchmarks, all for periods ended March 31, 2018.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median for the one-year, three-year, five-year and ten-year periods.  The Board also considered the underperformance of the Fund against its broad-based securities market benchmark for the one-year, three-year, five-year and ten-year periods.  The Board also considered the Fund’s outperformance compared to the Adviser’s core equity composite for the one-year period, and its underperformance for the three-year, five-year and ten-year periods ended March 31, 2018, and considered the reasons given by the Adviser for such underperformance.

For the Osterweis Strategic Income Fund, the Board noted that the Fund outperformed its peer group median for the one-year and three year periods, and underperformed for the five-year and ten-year periods.  The Board also considered the outperformance of the Fund against its broad-based securities market benchmark for the

Approval of Investment Advisory Agreements (Unaudited)

one-year, three-year, five-year and ten-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s strategic income composite for the one-year, three-year, five-year and ten-year periods ended March 31, 2018.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had underperformed its peer group median for the one-year, three-year and five- year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year, three-year and five-year periods.  The Board also considered the Fund’s underperformance compared to the Adviser’s flexible balanced composite for the one-year, three-year and five-year periods ended March 31, 2018.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Fund had outperformed its peer group median for the one-year, three-year and five-year periods.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year and five-year periods. The Board also considered the Fund’s slight underperformance compared to the Adviser’s emerging growth composite for the one-year, three-year and five-year periods ended March 31, 2018.

For the Osterweis Total Return Fund, the Board noted that the Fund had underperformed its peer group median for the one-year period.  The Board also considered the performance of the Fund against its broad-based securities market benchmark, noting it underperformed for the one-year period.  The Board also considered the Fund’s underperformance compared to the Adviser’s total return composite for the one-year period ended March 31, 2018. In considering the performance of the Fund, the Board noted that the Fund had less than three years of operations.

In reviewing performance, the Board took into account that recent relative performance, measured through March 31, 2018, has been poor, and that this recent underperformance has impacted comparative performance across multiple time periods specifically for the Osterweis Fund and the Osterweis Strategic Income Fund.  The Board also took into account that performance for the Osterweis Fund and the Osterweis Strategic Income Fund measured through various prior periods had been much more competitive than performance measured through March 31, 2018.  The Board took into account the explanations provided by Osterweis as to the reasons for its recent underperformance and determined to continue to closely monitor performance of the Funds.

3.
The costs of the services provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Advisers to their similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of a similar size, the differences were due to a number of factors.

For the Osterweis Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.95% (the “Expense Cap”). The Board noted that the Fund’s advisory fee was higher than its peer group median and average and the net expense ratio was slightly higher than its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund and that the Adviser had recently lowered the breakpoint from $500 million to $250 million, although the Fund’s assets are not currently at a size where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

Approval of Investment Advisory Agreements (Unaudited)

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Emerging Opportunity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.25% (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund, although Fund assets had not yet grown to a point where the breakpoint has been reached.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

For the Osterweis Total Return Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 0.75% (the “Expense Cap”). The Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average. The Board concluded that the fees paid to the Adviser were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreements for each Fund (other than the Osterweis Total Return Fund) contain breakpoints in the advisory fee.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse expenses so that the Osterweis Fund, Osterweis Emerging Opportunity Fund, and Osterweis Total Return Fund do not exceed their respective expense caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and their affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars” paid to the Advisers.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total mix of information available to the Trustees.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interest of each Fund and its shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA 94111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Emerging Opportunity Fund	OSTGX	74316P744
Osterweis Total Return Fund	OSTRX	74316P736

OWRPSEMI – 0918

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)            Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date    December 4, 2018

By (Signature and Title)      /s/Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    December 4, 2018

* Print the name and title of each signing officer under his or her signature.